As filed with the Securities and Exchange Commission on January 10, 2003

                                                Securities Act File No. ______
                                     Investment Company Act File No. 811-10053

===============================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                -----------------

                         Pre-Effective Amendment No.               /_/
                        Post-Effective Amendment No.               /_/
                        (Check appropriate box or boxes)
                                -----------------

                  Merrill Lynch Investment Managers Funds, Inc.
             (Exact Name of Registrant as Specified in its Charter)
                                -----------------

                                 (609) 282-2800
                        (Area Code and Telephone Number)
                                -----------------

                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)
                                -----------------

                                 Terry K. Glenn
                  Merrill Lynch Investment Managers Funds, Inc.
              800 Scudders Mill Road, Plainsboro, New Jersey 08536
        Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                     (Name and Address of Agent for Service)

                                -----------------

                                   Copies to:

 Counsel for the Fund:         Special Counsel for the Fund:
 Richard Horowitz, Esq.             Frank P. Bruno, Esq.                   Philip L. Kirstein
 Clifford Chance US LLP        Sidley Austin Brown & Wood LLP         Fund Asset Management, L.P.
    200 Park Avenue                  787 Seventh Avenue                      P.O. Box 9011
New York, New York 10166          New York, New York 10019          Princeton, New Jersey 08543 - 9011

                                     -----------------

   Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

   It is proposed that this filing will become effective on February 9, 2003, pursuant to Rule 488.

   Title of Securities Being Registered: Common Stock, Par Value $.10 per share.

   No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

           Fund Asset Management Master Trust has also executed this
                            Registration Statement.

================================================================================

                            MERCURY LOW DURATION FUND
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                               ------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               ------------------

                          To Be Held On March 21, 2003

TO THE SHAREHOLDERS OF
     MERCURY LOW DURATION FUND:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of Mercury Low Duration Fund ("Mercury Low Duration"), a series of Mercury Funds II ("Mercury Funds II"), will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on March 21, 2003, at [ ] [a.m.], Eastern time, for the following purposes:

          (1) To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of the assets, and the assumption of the liabilities, of Mercury Low Duration by Merrill Lynch Low Duration Fund ("ML Low Duration"), a series of Merrill Lynch Investment Managers Funds, Inc. ("MLIM Funds"), and the simultaneous distribution to Mercury Low Duration of newly-issued shares of common stock of ML Low Duration having an aggregate net asset value equal to the value of the net assets of Mercury Low Duration acquired by ML Low Duration. The Agreement and Plan of Reorganization also provides for the distribution, on a proportionate basis, of the shares of common stock of ML Low Duration received by Mercury Low Duration to the shareholders of Mercury Low Duration. A vote in favor of this proposal by the shareholders of Mercury Low Duration will constitute a vote in favor of the termination of Mercury Low Duration as a series of Mercury Funds II under the Declaration of Trust of Mercury Funds II.

          (2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     Shareholders of Mercury Low Duration are not entitled to appraisal rights in connection with the transaction.

     The Board of Trustees of Mercury Funds II has fixed the close of business on January 24, 2003 as the record date for the determination of shareholders of Mercury Low Duration entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     You are cordially invited to attend the Meeting. Shareholders of Mercury Low Duration who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of Mercury Funds II.

     [If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, ______________ at 1- - -].

                                     By Order of the Board of Trustees,

                                     PHILLIP S. GILLESPIE
                                     Secretary
                                     Mercury Funds II

Plainsboro, New Jersey
Dated:  February __, 2003

                             SUBJECT TO COMPLETION
                  PRELIMINARY PROXY STATEMENT AND PROSPECTUS
                            DATED JANUARY 10, 2003

                              PROXY STATEMENT OF
                         MERCURY LOW DURATION FUND OF
                               MERCURY FUNDS II
                 FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON MARCH 21, 2003
                             --------------------

                                 PROSPECTUS OF
                      MERRILL LYNCH LOW DURATION FUND OF
                 MERRILL LYNCH INVESTMENT MANAGERS FUNDS, INC.
                 PO BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                                (609) 282-2800
                             --------------------


The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


     This Proxy Statement and Prospectus is furnished to you because you are a shareholder of Mercury Low Duration Fund ("Mercury Low Duration"), a series of Mercury Funds II ("Mercury Funds II"). Your Fund and Merrill Lynch Low Duration Fund ("ML Low Duration"), a series of Merrill Lynch Investment Managers Funds, Inc. ("MLIM Funds"), are organized as "feeder" funds that invest all of their respective assets in the Low Duration Master Portfolio (the "Low Duration Portfolio") of Fund Asset Management Master Trust ("FAM Trust"). Mercury Low Duration, ML Low Duration and the Low Duration Portfolio of FAM Trust have identical investment objectives and policies. This structure is commonly referred to as a "master/feeder" structure. You are being asked to consider and approve a proposed reorganization (the "Reorganization") of your Fund into ML Low Duration.

     The Reorganization will involve a two-step transaction:

     FIRST, ML Low Duration will acquire substantially all of the assets of Mercury Low Duration and assume substantially all of the liabilities of Mercury Low Duration in exchange solely for newly-issued shares of common stock of ML Low Duration.

     SECOND, Mercury Low Duration will distribute the shares of ML Low Duration received in the Reorganization to its shareholders.

     As part of the Reorganization, Mercury Low Duration will be terminated as a series of Mercury Funds II under the Declaration of Trust of Mercury Funds II.

     This Proxy Statement and Prospectus sets forth concisely the information about ML Low Duration that you should know as you consider the Reorganization and should be retained for future reference. Mercury Low Duration authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

     The Board of Trustees of Mercury Funds II has fixed the close of business on January 24, 2003 as the record date (the "Record Date") for the determination of shareholders of Mercury Low Duration entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Each shareholder of Mercury Low Duration on the Record Date will be entitled to one vote for each share of beneficial interest of Mercury Low Duration held, with no share having cumulative voting rights. As of the Record Date, Mercury Low Duration had ____________ shares outstanding.

                                                        (continued on next page)

                              --------------------

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this
                        Proxy Statement and Prospectus.
            Any representation to the contrary is a criminal offense.

                              --------------------

       The date of this Proxy Statement and Prospectus is February __, 2003

                              --------------------

     A Special Meeting of Shareholders of Mercury Low Duration will be held on March 21, 2003 for the purpose of obtaining shareholder approval of the Reorganization (the "Meeting").

     With this Proxy Statement and Prospectus you will also be receiving the following documents:

  o Prospectus of ML Low Duration, dated October 25, 2002, as supplemented (the "ML Low Duration Prospectus"); and

  o Annual Report to Stockholders of ML Low Duration Fund for the fiscal year ended June 30, 2002 (the "ML Low Duration Annual Report").

     The ML Low Duration Prospectus and the ML Low Duration Annual Report are incorporated by reference into this Proxy Statement and Prospectus, which means that they are legally considered to be part of this Proxy Statement and Prospectus.

     Certain other documents containing information about Mercury Low Duration and ML Low Duration have been filed with the Securities and Exchange Commission (the "Commission") and may be obtained, without charge, by writing to either Mercury Low Duration or ML Low Duration at the address above, or by calling 1-800-[995-6526]. These documents are:

  o Statement of Additional Information of ML Low Duration, dated October 25, 2002, as supplemented (the "ML Low Duration Statement");

  o Prospectus of Mercury Low Duration, dated October 25, 2002 (the "Mercury Low Duration Prospectus");

  o Statement of Additional Information of Mercury Low Duration, dated October 25, 2002 (the "Mercury Low Duration Statement"); and

  o Annual Report to Shareholders of Mercury Low Duration for the fiscal year ended June 30, 2002 (the "Mercury Low Duration Annual Report").

     The ML Low Duration Statement, the Mercury Low Duration Prospectus, the Mercury Low Duration Statement and the Mercury Low Duration Annual Report also are incorporated by reference into this Proxy Statement and Prospectus.

     It is intended that the Reorganization will be a tax-free reorganization for Federal income tax purposes. You should consult your tax adviser for details concerning your decision to participate in the Reorganization.

     ML Low Duration and Mercury Low Duration are sometimes referred to in this Proxy Statement and Prospectus individually as a "Fund" and together as the "Funds," as the context requires. The Fund resulting from the Reorganization is sometimes referred to in this Proxy Statement and Prospectus as the "Combined Fund."

                                TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----
INTRODUCTION...................................................................................................1
SUMMARY........................................................................................................1
      The Reorganization.......................................................................................1
      What Shareholders of Mercury Low Duration Will Receive in the Reorganization.............................2
      Mercury Low Duration Board Considerations for the Reorganization.........................................2
      Fee Tables...............................................................................................4
RISK FACTORS AND SPECIAL CONSIDERATIONS.......................................................................13
COMPARISON OF THE FUNDS.......................................................................................14
      Financial Highlights....................................................................................14
      Investment Objectives...................................................................................18
      Investment Policies.....................................................................................18
      Investment Restrictions.................................................................................18
      Investment Advisory Arrangements and Administration Arrangements........................................18
      Purchase of Shares......................................................................................18
      Redemption of Shares....................................................................................18
      Performance.............................................................................................18
      Code of Ethics..........................................................................................20
      Shareholder Rights......................................................................................20
      Dividends...............................................................................................21
      Automatic Dividend Reinvestment Plan....................................................................21
      Automatic Investment Plan...............................................................................21
      Systematic Withdrawal Program...........................................................................21
      Tax Information.........................................................................................22
      Portfolio Transactions..................................................................................22
      Portfolio Turnover......................................................................................22
      Additional Information..................................................................................22
THE REORGANIZATION............................................................................................24
      General  ...............................................................................................24
      Procedure...............................................................................................24
      Terms of the Agreement and Plan.........................................................................25
      Potential Benefits to Shareholders as a Result of the Reorganization....................................26
      Tax Consequences of the Reorganization..................................................................26
      Appraisal Rights........................................................................................28
      Capitalization..........................................................................................29
INFORMATION CONCERNING THE MEETING............................................................................30
      Date, Time and Place of Meeting.........................................................................30
      Solicitation, Revocation and Use of Proxies.............................................................30
      Record Date and Outstanding Shares......................................................................30
      Security Ownership of Certain Beneficial and Registered Owners and Management of Mercury
               Low Duration and ML Low Duration...............................................................30
      Voting Rights and Required Vote.........................................................................30
ADDITIONAL INFORMATION........................................................................................31
LEGAL PROCEEDINGS.............................................................................................32
LEGAL OPINIONS................................................................................................32
EXPERTS  32
SHAREHOLDER PROPOSALS.........................................................................................32

EXHIBIT I - AGREEMENT AND PLAN OF REORGANIZATION.............................................................I-1
EXHIBIT II - SECURITY OWNERSHIP.............................................................................II-1

                                  INTRODUCTION

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Mercury Funds II for use at the Meeting. The Meeting will be held at the offices of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on March 21, 2003, at ___ [a.m.], Eastern time. The mailing address for Mercury Low Duration is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is February 14, 2003.

     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation of such proxy to the Secretary of Mercury Low Duration at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan of Reorganization by and among MLIM Funds, on behalf of ML Low Duration, Mercury Funds II, on behalf of Mercury Low Duration, and FAM Trust, on behalf of the Low Duration Portfolio (the "Agreement and Plan"), a copy of which is attached hereto as Exhibit I.

     Assuming a quorum is present at the Meeting, shareholder approval of the Agreement and Plan requires the affirmative vote of Mercury Low Duration shareholders representing a majority of all Mercury Low Duration shares represented in person or by proxy and entitled to be voted thereon at the Meeting. Shareholders of Mercury Low Duration will vote together as a single class on the proposal to approve the Agreement and Plan. See "Information Concerning the Meeting."

     The Board of Trustees of Mercury Funds II knows of no business other than the Agreement and Plan that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     This Proxy Statement and Prospectus serves as a prospectus of MLIM Funds under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of the shares of common stock of ML Low Duration to Mercury Low Duration pursuant to the terms of the Agreement and Plan.

     MLIM Funds is organized as a Maryland corporation. Mercury Funds II is organized as a Massachusetts business trust. FAM Trust is organized as a Delaware statutory trust. In each jurisdiction, nomenclature varies. For ease of reference and clarity of presentation, shares of common stock of ML Low Duration, shares of beneficial interest of Mercury Low Duration and beneficial interests in the Low Duration Portfolio of FAM Trust are referred to herein as "shares;" holders of shares are referred to herein as "shareholders;" the Directors of MLIM Funds and the Trustees of Mercury Funds II and FAM Trust are referred to herein as "Board Members;" and the Board of Directors of MLIM Funds and the Boards of Trustees of Mercury Funds II and FAM Trust are referred to herein individually as a "Board" and collectively as the "Boards," as the context requires.


                                     SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained elsewhere in this Proxy Statement and Prospectus and in the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

The Reorganization

     At meetings of the Boards of MLIM Funds, Mercury Funds II and FAM Trust held on December 10, 2002, the Boards approved the proposed Reorganization pursuant to which (i) ML Low Duration will acquire substantially all of the assets of Mercury Low Duration, consisting primarily of all of Mercury Low Duration's shares of the Low Duration Portfolio of FAM Trust, and assume substantially all of the liabilities of Mercury Low Duration, in exchange for newly-issued shares of ML Low Duration, (ii) Mercury Low Duration will distribute such shares pro rata to its shareholders and (iii) Mercury Low Duration will be terminated as a series of Mercury Funds II under the Declaration of Trust of Mercury Funds II.

What Shareholders of Mercury Low Duration Will Receive in the Reorganization

     If the Agreement and Plan is approved and the Reorganization is consummated:

  o You will become a shareholder of ML Low Duration;

  o You will receive the following class of shares of ML Low Duration in exchange for your shares of Mercury Low Duration:

                                            If You                You Will
                                             Hold                  Receive
                                     Mercury Low Duration      ML Low Duration
                                             Class                  Class
                                             -----                  -----
                                               I                      A
                                               B                      B
                                               C                      C
                                               A                      D

  o The shares of ML Low Duration that you receive in the Reorganization will have the same aggregate net asset value as the shares of Mercury Low Duration that you hold immediately prior to the Reorganization.

Mercury Funds II Board Considerations for the Reorganization

     The Board of Mercury Funds II has approved the Agreement and Plan and recommends that you vote to approve it as well. The Board of Mercury Funds II determined that the interests of the existing shareholders of Mercury Low Duration will not be diluted on a net asset value basis as a result of the Reorganization and that the Reorganization is in the best interests of the shareholders of Mercury Low Duration.

     In reaching this conclusion, the Board of Mercury Funds II considered a number of factors, including the following:

  o After the Reorganization, shareholders of Mercury Low Duration will remain invested in a mutual fund having the exact same investment objectives and policies;

  o After the Reorganization, it is expected that Mercury Low Duration shareholders will be invested in a substantially larger fund (for example, as of November 30, 2002, the net assets of Mercury Low Duration were $170.6 million while the net assets of the Combined Fund on such date would have been approximately $633.9 million on a pro forma basis);

  o After the Reorganization, it is expected that all shareholders of Mercury Low Duration will benefit from a lower operating expense ratio as shareholders of the Combined Fund; and

  o The Reorganization is expected to be tax free to shareholders.

     See "The Reorganization--Potential Benefits to Shareholders as a Result of the Reorganization."

     If all of the required approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable thereafter, provided that prior to that time an opinion of counsel concerning the tax consequences of the Reorganization, as set forth in the Agreement and Plan, has been delivered. See "The Reorganization--Tax Consequences of the Reorganization." It should be noted, however, that, under the Agreement and Plan, the Reorganization may be abandoned at any time (whether before or after approval by the shareholders of Mercury Low Duration) prior to the Closing Date (as defined herein), or the Closing Date may be postponed, (i) by mutual consent of the Boards of MLIM Funds, Mercury Funds II and FAM Trust, (ii) by the Board of Mercury Funds II if any condition to the obligations of Mercury Funds II or Mercury Low Duration has not been fulfilled or waived by such Board, or (iii) by the Board of MLIM Funds if any condition to the obligations of MLIM Funds or ML Low Duration has not been fulfilled or waived by such Board.

     Fee Tables

     The fee tables set forth below provide information about the fees and expenses attributable to shares of each class of Mercury Low Duration and ML Low Duration as of June 30, 2002 and, assuming the Reorganization had taken place on June 30, 2002, the estimated pro forma annualized fees and expenses attributable to shares of each class of the Combined Fund. Future fees and expenses may be greater or less than those indicated below.



             Fee Table for Class A Shareholders of ML Low Duration,
                  Class I Shareholders of Mercury Low Duration,
         and the Pro Forma Combined Fund as of June 30, 2002 (unaudited)

                                                                Class A       Class I
                                                                Shares+       Shares+
                                                                -------       -------      ---------
                                                                       Actual              Pro Forma
                                                                -----------------------    ---------
                                                                ML Low      Mercury Low     Combined
                                                               Duration      Duration        Fund*
                                                               --------      --------        -----
 Shareholder Fees (fees paid directly from shareholder's
 investment) (a)
  Maximum Sales Charge (Load) Imposed on Purchases (as a
    percentage of offering price) .........................      3.00%(b)     3.00%(b)     3.00%(b)
 Maximum Deferred Sales Charge (Load) (as a percentage of
    original purchase price or redemption  proceeds,
    whichever is lower) ...................................      None(c)      None(c)      None(c)
 Maximum Sales Charge (Load) Imposed on Dividend
    Reinvestments .........................................      None         None         None
 Redemption Fee ...........................................      None         None         None
 Exchange Fee .............................................      None         None         None
Annual Fund Operating Expenses (expenses that are
deducted from Fund assets) (d)
 Investment Advisory Fees (e)                                    0.21%        0.21%        0.21%
 Distribution and/or Service (12b-1) Fees (f)                    None         None         None
 Other Expenses (including administration and transfer
    agency fees) (g)                                             0.57%        0.52%        0.48%
                                                                 ----         ----         ----
 Total Annual Fund Operating Expenses .....................      0.78%        0.73%        0.69%
                                                                 ====         ====         ====

  --------------
  Footnotes appear on pages 7 and 8.

                      Fee Table for Class B Shareholders of
                      ML Low Duration, Mercury Low Duration
         and the Pro Forma Combined Fund as of June 30, 2002 (unaudited)

                                                                                        Class B Shares (h)
                                                                      --------------------------------------------------
                                                                           Actual                              Pro Forma
                                                                      --------------------------  ----------------------
                                                                                            Mercury Low          Combined
                                                                      ML Low Duration        Duration             Fund*
                                                                      ---------------        --------             -----
Shareholder Fees (fees paid directly from shareholder's
   investment)(a):
   Maximum Sales Charge (Load) Imposed on Purchases (as a
     percentage of offering price) .................................      None                None               None
   Maximum Deferred Sales Charge (Load) (as a percentage of
     original purchase price or redemption proceeds, whichever
     is lower) .....................................................      4.00%(b)            4.00%(b)           4.00%(b)
   Maximum Sales Charge (Load) Imposed on Dividend Reinvestments ...      None                None               None
   Redemption Fee ..................................................      None                None               None
   Exchange Fee ....................................................      None                None               None
Annual Fund Operating Expenses (expenses that are deducted
   from fund assets)(d):
   Investment Advisory Fees(e) .....................................      0.21%               0.21%              0.21%
   Distribution and/or Service (12b-1) Fees(f) .....................      0.90%               0.90%(i)           0.90%
   Other Expenses (including administration and transfer agency
     fees)(g) ......................................................      0.59%               0.53%              0.50%
                                                                          ----                ----               ----
   Total Annual Fund Operating Expenses ............................      1.70%               1.64%(j)           1.61%
                                                                          ====                ====               ====

   ---------------
   Footnotes appear on pages 7 and 8.

                      Fee Table for Class C Shareholders of
                      ML Low Duration, Mercury Low Duration
         and the Pro Forma Combined Fund as of June 30, 2002 (unaudited)

                                                                                           Class C Shares
                                                                     ----------------------------------------------------
                                                                                 Actual                         Pro Forma
                                                                     ---------------------------- -----------------------
                                                                                             Mercury Low         Combined
                                                                     ML Low Duration          Duration             Fund*
                                                                     ---------------          --------             -----
Shareholder Fees (fees paid directly from shareholder's
   investment)(a):
   Maximum Sales Charge (Load) Imposed on Purchases (as a
     percentage of offering price) .................................      None                 None               None
   Maximum Deferred Sales Charge (Load) (as a percentage of
     original purchase price or redemption proceeds, whichever is
     lower) ........................................................      1.00%(b)             1.00%(b)           1.00%(b)
   Maximum Sales Charge (Load) Imposed on Dividend Reinvestments ...      None                 None               None
   Redemption Fee ..................................................      None                 None               None
   Exchange Fee ....................................................      None                 None               None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)(d):
   Investment Advisory Fees(e) .....................................      0.21%                0.21%              0.21%
   Distribution and/or Service (12b-1) Fees(f) .....................      0.90%                0.90%(k)           0.90%
   Other Expenses (including administration and transfer agency
     fees)(g) ......................................................      0.57%                0.52%              0.48%
                                                                          ----                 ----               ----
   Total Annual Fund Operating Expenses ............................      1.68%                1.63%(l)           1.59%
                                                                          ====                 ====               ====

--------------
Footnotes appear on next two  pages.

             Fee Table for Class D Shareholders of ML Low Duration,
                  Class A Shareholders of Mercury Low Duration
         and the Pro Forma Combined Fund as of June 30, 2002 (unaudited)

                                                                    Class D Shares++   Class A Shares++
                                                                    ----------------   ----------------    ------------
                                                                                  Actual                      Pro Forma
                                                                    -----------------------------------       ---------
                                                                                         Mercury Low           Combined
                                                                    ML Low Duration        Duration              Fund*
                                                                    ---------------        --------              -----
Shareholder Fees (fees paid directly from shareholder's
   investment)(a):
   Maximum Sales Charge (Load) Imposed on Purchases (as a
     percentage of offering price) .................................      3.00%(b)            3.00%(b)           3.00%(b)
   Maximum Deferred Sales Charge (Load) (as a percentage of
     original purchase price or redemption proceeds, whichever is
     lower) ........................................................      None(c)             None(c)            None(c)
   Maximum Sales Charge (Load) Imposed on Dividend Reinvestments ...      None                None               None
   Redemption Fee ..................................................      None                None               None
   Exchange Fee ....................................................      None                None               None
Annual Fund Operating Expenses (expenses that are deducted from
   Fund assets)(d):
   Investment Advisory Fees(e) .....................................      0.21%               0.21%              0.21%
   Distribution and/or Service (12b-1) Fees(f) .....................      0.25%               0.25%              0.25%
   Other Expenses (including administration and transfer agency
     fees)(g) ......................................................      0.56%               0.52%              0.47%
                                                                          ----                ----               ----
   Total Annual Fund Operating Expenses ............................      1.02%               0.98%              0.93%
                                                                          ====                ====               ====


-------------------
+ Class A shares of ML Low Duration and Class I shares of Mercury Low Duration are subject to the same distribution fees, account maintenance fees and sales charges, including any CDSCs.
++ Class D shares of ML Low Duration and Class A shares of Mercury Low Duration are subject to the same distribution fees, account maintenance fees and sales charges, including any CDSCs.
*    Assumes the Reorganization had taken place on June 30, 2002.
(a) In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b)  Some investors may qualify for reductions in the sales charge (load).
(c) Shareholders may pay a deferred sales charge upon purchases of $1 million or more that are redeemed within one year.
(d) The fees and expenses of ML Low Duration and Mercury Low Duration include the expenses of each Fund and each Fund's share of the expenses of the Low Duration Portfolio of FAM Trust.
(e) FAM provides investment advisory services to the Low Duration Portfolio of FAM Trust at the annual rate of 0.21% of such Portfolio's average daily net assets.
(f) The Funds call the "Service Fee" an "Account Maintenance Fee." For shareholders who hold Class B or Class C shares over time, it may cost such shareholders more in distribution (12b-1) fees than the maximum sales charge that shareholders would have paid if such shareholders held one of the other classes of shares.
(g) Financial Data Services, Inc., an affiliate of FAM, provides transfer agency services to each Fund. Each Fund pays a fee for these services. FAM or its affiliates also provide certain accounting services to each Fund and the Low Duration Portfolio and each Fund and the Low Duration Portfolio reimburse FAM or its affiliates for such services. FAM also provides administration services to ML Low Duration and Mercury Low Duration at the annual rate of 0.25% of the average daily net assets of the applicable Fund.
(h) For ML Low Duration, Class B shares automatically convert to Class D shares approximately ten years after initial purchase. For Mercury Low Duration, Class B shares automatically convert to Class A shares approximately ten years after initial purchase. After such conversion, such shares will no longer be subject to distribution fees.
(i) Class B shares of Mercury Low Duration are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25% of the average daily net assets attributable to such shares. For the fiscal year ended June 30, 2002, Mercury Low Duration did not accrue a portion of the Class B distribution fee. As a result, the Class B distribution fee equaled 0.42% of the average daily net assets attributable to Class B shares during such period. However, as of the date of this Proxy Statement and Prospectus, Mercury Low Duration is accruing the entire Class B distribution fee.

(j) As indicated in note (i), for the fiscal year ended June 30, 2002, Mercury Low Duration did not accrue a portion of the Class B distribution fee. As a result, the Total Annual Fund Operating Expenses for Class B shares of Mercury Low Duration equaled 1.41% of the average daily net assets attributable to Class B shares during such period. However, as of the date of this Proxy Statement and Prospectus, Mercury Low Duration is accruing the entire Class B distribution fee.
(k) Class C shares of Mercury Low Duration are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25% of the average daily net assets attributable to such shares. For the fiscal year ended June 30, 2002, Mercury Low Duration did not accrue a portion of the Class C distribution fee. As a result, the Class C distribution fee equaled 0.60% of the average daily net assets attributable to Class C shares during such period. However, as of the date of this Proxy Statement and Prospectus, Mercury Low Duration is accruing the entire Class C distribution fee.
(l) As indicated in note (k), for the fiscal year ended June 30, 2002, Mercury Low Duration did not accrue a portion of the Class C distribution fee. As a result, the Total Annual Fund Operating Expenses for Class C shares of Mercury Low Duration equaled 1.58% of the average daily net assets attributable to Class C shares during such period. However, as of the date of this Proxy Statement and Prospectus, Mercury Low Duration is accruing the entire Class C distribution fee.

EXAMPLES:
     These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF THE INVESTOR REDEEMS SHARES*:

                                                   1 Year           3 Years         5 Years          10 Years
-----------------------------------------------------------------------------------------------------------------
Class A/Class I
-----------------------------------------------------------------------------------------------------------------
      ML Low Duration.........................     $377             $542            $720             $1,237
      Mercury Low Duration ...................     $372             $526            $694             $1,179
      Combined Fund +.........................     $368             $514            $673             $1,133
-----------------------------------------------------------------------------------------------------------------
Class B
-----------------------------------------------------------------------------------------------------------------
      ML Low Duration.........................     $573             $836            $1,123           $2,009
      Mercury Low Duration **.................     $567             $817            $1,092           $1,944
      Combined Fund +.........................     $564             $808            $1,076           $1,911
-----------------------------------------------------------------------------------------------------------------
Class C
-----------------------------------------------------------------------------------------------------------------
      ML Low Duration.........................     $271             $530            $913             $1,987
      Mercury Low Duration **.................     $266             $514            $887             $1,933
      Combined Fund +.........................     $262             $502            $866             $1,889
-----------------------------------------------------------------------------------------------------------------
Class D/Class A
-----------------------------------------------------------------------------------------------------------------
      ML Low Duration..........................    $401             $615            $846             $1,510
      Mercury Low Duration.....................    $397             $603            $825             $1,465
      Combined Fund +..........................    $392             $588            $799             $1,409

EXPENSES IF THE INVESTOR DOES NOT REDEEM SHARES*:
                         --------

                                                   1 Year           3 Years         5 Years          10 Years
-----------------------------------------------------------------------------------------------------------------
Class A/Class I
-----------------------------------------------------------------------------------------------------------------
      ML Low Duration..........................    $377             $542            $720             $1,237
      Mercury Low Duration.....................    $372             $526            $694             $1,179
      Combined Fund +..........................    $368             $514            $673             $1,133
-----------------------------------------------------------------------------------------------------------------
Class B
-----------------------------------------------------------------------------------------------------------------
      ML Low Duration..........................    $173             $536            $923             $2,009
      Mercury Low Duration **..................    $167             $517            $892             $1,944
      Combined Fund +..........................    $164             $508            $876             $1,911
-----------------------------------------------------------------------------------------------------------------
Class C
-----------------------------------------------------------------------------------------------------------------
      ML Low Duration..........................    $171             $530            $913             $1,987
      Mercury Low Duration **..................    $166             $514            $887             $1,933
      Combined Fund +..........................    $162             $502            $866             $1,889
-----------------------------------------------------------------------------------------------------------------
 Class D/Class A
-----------------------------------------------------------------------------------------------------------------
      ML Low Duration..........................    $401             $615            $846             $1,510
      Mercury Low Duration ....................    $397             $603            $825             $1,465
      Combined Fund +..........................    $392             $588            $799             $1,409

---------------------
+    Assumes the Reorganization had taken place on June 30, 2002.
* Includes the expenses of ML Low Duration and the Low Duration Portfolio of FAM Trust, Mercury Low Duration and the Low Duration Portfolio of FAM Trust, and the Combined Fund and the Low Duration Portfolio of FAM Trust, as applicable.
** Assumes the accrual of the entire distribution fee on Class B and Class C shares of Mercury Low Duration.

     The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a Fund shareholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See "Summary," "The Reorganization--Potential Benefits to Shareholders as a Result of the Reorganization" and "Comparison of the Funds--Management," "--Purchase of Shares" and "--Redemption of Shares."

Mercury Low Duration                       Mercury Low Duration is a series of
                                           Mercury Funds II. Mercury Funds II
                                           was organized under the laws of the
                                           Commonwealth of Massachusetts on
                                           August 22, 1984. Mercury Low Duration
                                           commenced operations on May 18, 1993
                                           and converted to its current
                                           master/feeder structure on October 6,
                                           2000 as a feeder fund of the Low
                                           Duration Portfolio of FAM Trust.

                                           As of November 30, 2002, Mercury Low
                                           Duration had aggregate net assets of
                                           approximately $170.6 million.

ML Low Duration                            ML Low Duration is a series of MLIM
                                           Funds. MLIM Funds was organized under
                                           the laws of the State of Maryland on
                                           July 6, 2000. ML Low Duration
                                           commenced operations on October 6,
                                           2000 as a feeder fund of the Low
                                           Duration Portfolio of FAM Trust.

                                           As of November 30, 2002, ML Low
                                           Duration had aggregate net assets
                                           of approximately $463.3 million.

FAM Trust                                  FAM Trust was organized as a
                                           statutory trust under the laws of the
                                           State of Delaware on July 7, 2000.
                                           FAM Trust is a diversified, open-end
                                           investment company. As of November
                                           30, 2002, the Low Duration Portfolio
                                           of FAM Trust had aggregate net assets
                                           of approximately $634.4 million.

Master Feeder Structure                    Mercury Low Duration and ML Low
                                           Duration are feeder funds that invest
                                           all of their respective assets in the
                                           Low Duration Portfolio of FAM Trust.
                                           All portfolio investments are made at
                                           the FAM Trust level. This structure
                                           is sometimes called a "master/feeder"
                                           structure. Each Fund's investment
                                           results will correspond directly to
                                           the investment results of the Low
                                           Duration Portfolio of FAM Trust.

Comparison of the Funds                    Investment Objectives and Policies.
                                           Mercury Low Duration, ML Low Duration
                                           and the Low Duration Portfolio of FAM
                                           Trust have identical investment
                                           objectives and policies. The
                                           investment objective of each of
                                           Mercury Low Duration, ML Low
                                           Duration, and the Low Duration
                                           Portfolio of FAM Trust is to maximize
                                           total return, consistent with
                                           preservation of capital. For a
                                           discussion of the investment
                                           objectives and policies of ML Low
                                           Duration, see "Investment Objectives
                                           and Policies" in the ML Low Duration
                                           Statement.

                                           Investment Advisory Arrangements and
                                           Fees. FAM serves as the investment
                                           adviser for the Low Duration
                                           Portfolio of FAM Trust. The Low
                                           Duration Portfolio is managed by a
                                           team of professionals, which includes
                                           Patrick Maldari, James J. Pagano,
                                           John Burger and Frank Viola. After
                                           the Reorganization, the investment
                                           advisory arrangements for the Low
                                           Duration Portfolio of FAM Trust will
                                           remain the same. FAM will continue to
                                           provide investment advisory services
                                           to the Low Duration Portfolio of FAM
                                           Trust at the annual rate of 0.21% of
                                           such Portfolio's average daily net
                                           assets.

                                           Administration Services and Fees. FAM
                                           serves as the Administrator for ML
                                           Low Duration and Mercury Low
                                           Duration. FAM provides administration
                                           services to ML Low Duration and
                                           Mercury Low Duration at the annual
                                           rate of 0.25% of the average daily
                                           net assets of the applicable Fund.

                                           Portfolio Composition. Each Fund
                                           invests all of its assets in shares
                                           of the Low Duration Portfolio of FAM
                                           Trust. As a result, the portfolio
                                           composition for each Fund is
                                           identical.

                                           Class Structure. ML Low Duration
                                           offers five classes of shares. ML Low
                                           Duration offers Class A, Class B,
                                           Class C, Class D and Class R shares
                                           under the Merrill Lynch Select
                                           PricingSM System. Mercury Low
                                           Duration offers four classes of
                                           shares. Mercury Low Duration offers
                                           Class I, Class B, Class C and Class A
                                           shares. The Class I, Class B, Class C
                                           and Class A shares offered by Mercury
                                           Low Duration are identical in all
                                           respects to the Class A, Class B,
                                           Class C and Class D shares,
                                           respectively, offered by ML Low
                                           Duration except that, as set forth
                                           above, the shares of the ML Low
                                           Duration are common stock in a series
                                           of a Maryland corporation and the
                                           shares of ML Low Duration are
                                           beneficial interests in a series of a
                                           Massachusetts business trust. ML Low
                                           Duration will not issue any Class R
                                           shares in connection with the
                                           Reorganization.

                                           Overall Operating Expense Ratio. The
                                           table below shows the operating
                                           expense ratio for Mercury Low
                                           Duration and ML Low Duration as of
                                           June 30, 2002, and, assuming the
                                           Reorganization had taken place on
                                           June 30, 2002, the estimated pro
                                           forma annualized expense ratio of the
                                           Combined Fund, in each case excluding
                                           class-specific distribution fees and
                                           account maintenance fees.

                                                                 Total Operating
                                                                  Expense Ratio
                                                Fund               (unaudited)
                                                ----               -----------
                                           ML Low Duration            0.78%
                                           Mercury Low Duration       0.73%
                                           Combined Fund              0.69%

                                           Dividends. The policies of Mercury
                                           Low Duration with respect to the
                                           payment of dividends are the same as
                                           those of ML Low Duration. See
                                           "Comparison of the Funds--Dividends."

                                           Net Asset Value. Both Mercury Low
                                           Duration and ML Low Duration
                                           determine net asset value of each
                                           class of shares once daily as of the
                                           close of business on the New York
                                           Stock Exchange (the "NYSE") on each
                                           day the NYSE is open for trading
                                           based on prices at the time of
                                           closing. The NYSE generally closes at
                                           4:00 p.m., Eastern time. Both Funds
                                           compute net asset value per share in
                                           the same manner. See "Comparison of
                                           the Funds--Additional Information--
                                           Net Asset Value."

                                           Voting Rights. The corresponding
                                           voting rights of the holders of
                                           shares of each Fund are substantially
                                           similar. See "Comparison of the
                                           Funds--Additional Information--
                                           Capital Stock."

                                           Other Significant Considerations.
                                           Shareholder services available to
                                           Mercury Low Duration shareholders,
                                           such as providing the annual and
                                           semi-annual reports, are the same as
                                           those available to ML Low Duration
                                           shareholders. See "Comparison of the
                                           Funds--Additional Information--
                                           Shareholder Services." An automatic
                                           dividend reinvestment plan is
                                           available to shareholders of each
                                           Fund. These plans are identical.
                                           See "Comparison of the Funds--
                                           Automatic Dividend Reinvestment
                                           Plan" and "--Additional Information--
                                           Shareholder Services."

Tax Considerations                         The Funds will receive an opinion of
                                           counsel with respect to the
                                           Reorganization, to the effect that,
                                           among other things, no Fund will
                                           recognize gain or loss, and Mercury
                                           Low Duration shareholders will not
                                           recognize gain or loss upon the
                                           receipt of ML Low Duration shares in
                                           the Reorganization. Consummation of
                                           the Reorganization is subject to the
                                           receipt of this opinion. The
                                           Reorganization will not affect the
                                           status of ML Low Duration or the Low
                                           Duration Portfolio of FAM Trust as
                                           regulated investment companies.

                                           It is intended that Mercury Low
                                           Duration shareholders will not be
                                           subject to Federal income tax on the
                                           receipt of ML Low Duration shares
                                           pursuant to the Reorganization. Under
                                           normal circumstances, a redemption or
                                           exchange of shares will generally
                                           result in a gain or loss depending on
                                           the shareholder's basis in the shares
                                           redeemed or exchanged. Mercury Low
                                           Duration shareholders should consult
                                           their tax advisers concerning the
                                           consequences of redeeming or
                                           exchanging their Fund shares for
                                           shares of another Mercury Fund prior
                                           to the Reorganization as compared
                                           with exchanging their Fund shares for
                                           ML Low Duration shares in the
                                           Reorganization.

                                           See "The Reorganization--Tax
                                           Consequences of the Reorganization."


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         The investment risks associated with an investment in Mercury Low Duration are identical to the investment risks associated with an investment in ML Low Duration. These risk factors are described in the ML Low Duration Prospectus under the caption "Details about the Fund--Investment Risks." The ML Low Duration Prospectus accompanies this Proxy Statement and Prospectus. It is expected that the Reorganization itself will not adversely affect the rights of shareholders of either Fund or create additional risks.

                             COMPARISON OF THE FUNDS

1.   Financial Highlights

     ML Low Duration. The Financial Highlights tables are intended to help you understand ML Low Duration's financial performance for the periods shown. Certain information reflects financial results for a single ML Low Duration share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of ML Low Duration (assuming reinvestment of all dividends). The information has been audited by Ernst & Young LLP, whose report, along with ML Low Duration's financial statements, are included in the ML Low Duration Annual Report. The ML Low Duration Annual Report accompanies this Proxy Statement and Prospectus.

     The following per share data and ratios have been derived from information provided in the financial statements.


                                                For the Year Ended                        For the Period
                                                   June 30, 2002                 October 6, 2000+ to June 30, 2001
                                      -------------------------------------   ----------------------------------------
Increase (Decrease) in Net Asset
Value:                                Class A   Class B   Class C   Class D   Class A   Class B   Class C   Class D
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $10.21     $10.18    $10.18    $10.19   $10.00     $10.00    $10.00   $10.00
--------------------------------------------------------------------------------------------------------------------------
Investment income-- net                  .45++      .37++     .35++     .34++    .40        .33       .32      .36
--------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain on          .02        .01       .03       .12      .19        .18       .18      .19
investments and foreign currency
transactions from the
Portfolio-- net
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations         .47        .38       .38       .46      .59        .51       .50      .55
--------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
   Investment income-- net              (.50)      (.41)     (.41)     (.48)    (.38)      (.33)     (.32)    (.36)
   Realized gain on investments-- net   (.01)      (.01)     (.01)     (.01)     --        --        --        --
--------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions       (.51)      (.42)     (.42)     (.49)    (.38)      (.33)     (.32)    (.36)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $10.17     $10.14    $10.14    $10.16   $10.21     $10.18    $10.18   $10.19
--------------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
--------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share      4.68%      3.75%     3.75%     4.53%    5.95%++     5.16%++    5.10%++   5.58%++
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement+++        .58%      1.48%     1.48%      .83%     .58%*     1.48%*    1.48%*    .83%*
--------------------------------------------------------------------------------------------------------------------------
Expenses+++                              .78%      1.70%     1.68%     1.02%    8.51%*     9.41%*    9.41%*   8.76%*
--------------------------------------------------------------------------------------------------------------------------
Investment income -- net                 4.51%      3.75%     3.62%     4.04%    6.00%*     5.10%*    5.10%*   5.75%*
--------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $23,325   $64,457   $126,380  $110,014  $1,156    $5,016    $4,754    $268
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover from the Portfolio  70.92%     70.92%    70.92%    70.92%  192.04%    192.04%   192.04%  192.04%
--------------------------------------------------------------------------------------------------------------------------

*    Annualized.
** Total investment returns exclude the effects of sales charges. The Low Duration Portfolio's investment adviser reimbursed a portion of ML Low Duration's expenses. Without such reimbursement, ML Low Duration's performance would have been lower.
+    Commencement of operations.
++   Based on average shares outstanding.
+++ Includes ML Low Duration's share of the Low Duration Portfolio's allocated expenses.
++   Aggregate total investment return.

     Mercury Low Duration. The Financial Highlights tables are intended to help you understand Mercury Low Duration's financial performance for the periods shown. Certain information reflects financial results for a single Mercury Low Duration share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Mercury Low Duration (assuming reinvestment of all dividends). The information has been audited by Ernst & Young LLP, whose report, along with Mercury Low Duration's financial statements, are included in the Mercury Low Duration Annual Report. The Mercury Low Duration Annual Report is available upon request.

     The following per share data and ratios have been derived from information provided in the financial statements:

                                                      Class I(2)                                     Class A(2)
                                  --------------------------------------------------- ----------------------------------------

                                                     For the Year                        For the Year
                                                     Ended June 30                       Ended June 30,
-------------------------------------------------------------------------------------------------------------- For the Period
Increase (Decrease) in                                                                                         Sept. 24, 1999(1)
Net Asset Value:                    2002     2001***     2000       1999      1998       2002      2001***    to June 30, 2000
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating
Performance:
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period                          $9.87      $9.78      $9.91    $10.20    $10.23      $9.88      $9.79           $9.95
-------------------------------------------------------------------------------------------------------------------------------
Investment income -- net             .49+++     .67        .65       .60       .66        .50+++     .60             .51
-------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized
gain (loss) on investments,
foreign currency
transactions and
from the Portfolio -- net           (.03)       .08       (.13)     (.28)      .05       (.06)       .13            (.14)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations                           .46        .75        .52       .32       .71        .44        .73             .37
-------------------------------------------------------------------------------------------------------------------------------
Less dividends and
distributions:
   Investment income-- net          (.50)      (.66)      (.65)     (.59)     (.68)      (.48)      (.64)           (.53)
   Realized gain on
   investments-- net                 --        --         --        (.02)     (.06)       --          --              --
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and                 (.50)      (.66)      (.65)     (.61)     (.74)      (.48)      (.64)           (.53)
distributions
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end
of period                          $9.83      $9.87      $9.78     $9.91    $10.20      $9.84      $9.88           $9.79
-------------------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
-------------------------------------------------------------------------------------------------------------------------------
Based on net asset value
per share                           4.74%      7.93%      5.40%     3.15%     7.19%      4.47%      7.68%           3.83%+
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net
Assets:
-------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement (3)                    .58%       .58%       .58%      .58%      .58%       .83%       .83%           .83%*
-------------------------------------------------------------------------------------------------------------------------------
Expenses (3)                         .73%       .74%       .72%      .64%      .65%       .98%      1.02%           .98%*
-------------------------------------------------------------------------------------------------------------------------------
Investment income -- net             4.93%      6.67%      6.43%     5.71%     6.46%      4.80%     6.09%           6.48%*
-------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $174,939   $260,593   $344,734   $409,987  $253,151   $10,576    $33,312        $16,007
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                 70.92%++  192.04%++   182%       201%       119%      70.92%++   192.04%++       182%
-------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

** Total investment returns exclude the effects of sales charges. The Low Duration Portfolio's investment adviser reimbursed a portion of Mercury Low Duration's expenses. Without such reimbursement, Mercury Low Duration's performance would have been lower.

*** On October 6, 2000, Mercury Low Duration converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Low Duration Portfolio. All investments are made at the Low Duration Portfolio level. This structure is sometimes called a "master/feeder" structure.

(1)  Commencement of operations.

(2) Prior to October 6, 2000, Class I shares were designated Investor Class shares and Class A shares were designated Distributor Class shares.

(3) Includes Mercury Low Duration's share of the Low Duration Portfolio's allocated expenses.

+    Aggregate total investment return.

++ Portfolio turnover from the Low Duration Portfolio for the period October 6, 2000 (commencement of operations for the Low Duration Portfolio) to June 30, 2001.

+++  Based on average shares outstanding.

++   Portfolio turnover from the Low Duration Portfolio.

2.

                                                                         Class B                           Class C
                                                               ------------------------------     ------------------------------
                                                                               For the Period                     For the Period
                                                               For the Year      October 6,       For the Year       October 6,
                                                                   Ended           2000(1)            Ended            2000(1)
                                                               June 30, 2002   to June 30, 2001   June 30, 2002   to June 30, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in
Net Asset Value:
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $9.86             $9.81             $10.12              $9.81
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net                                          .39***            .42                .30***             .44
-----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments
and foreign currency transactions from the Portfolio -- net      (.01)              .08                .10                .36
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  .38               .50                .40                .80
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends to shareholders from investment                   (.43)             (.45)              (.45)              (.49)
income -- net:
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $9.81             $9.86             $10.07             $10.12
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share                               3.87%             5.22%+             4.05%              8.31%+
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of  reimbursement (2)                             1.26%              1.48%*             1.43%              .96%*
-----------------------------------------------------------------------------------------------------------------------------------
Expenses (2)                                                    1.41%              1.64%*             1.58%             1.21%*
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net                                        3.99%              5.33%*             3.55%             5.50%*
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                       $980                $72                $490             $28
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover from the Portfolio                          70.92%++          192.04%++           70.92%++       192.04%++
-----------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

** Total investment returns exclude the effects of sales charges. The Low Duration Portfolio's investment adviser reimbursed a portion of Mercury Low Duration's expenses. Without such reimbursement, Mercury Low Duration's performance would have been lower.

***  Based on average shares outstanding.

(1)  Commencement of operations.

(2) Includes Mercury Low Duration's share of the Low Duration Portfolio's allocated expenses.

+    Aggregate total investment return.

++ Portfolio turnover from the Low Duration Portfolio for the period October 6, 2000 (commencement of operations for the Low Duration Portfolio) to June 30, 2001.

++   Portfolio turnover from the Low Duration Portfolio.

Investment Objectives

     Mercury Low Duration, ML Low Duration and the Low Duration Portfolio of FAM Trust have identical investment objectives. No assurance can be given that the Combined Fund will achieve its investment objectives after the Reorganization.

Investment Policies

     Mercury Low Duration and ML Low Duration have identical investment policies. For more information, please see the ML Low Duration Prospectus and the ML Low Duration Statement.

Investment Restrictions

     Mercury Low Duration, ML Low Duration and Low Duration Portfolio have identical investment restrictions. For more information, please see the ML Low Duration Prospectus and the ML Low Duration Statement.

Investment Advisory Arrangements and Administration Arrangements

     FAM serves as the investment adviser for Low Duration Portfolio. Pursuant to an investment advisory agreement between FAM and FAM Trust, FAM Trust pays FAM a monthly fee at the annual rate of 0.21% of the Low Duration Portfolio's average daily net assets. In addition, FAM provides administration services to ML Low Duration and Mercury Low Duration at the annual rate of 0.25% of the average daily net assets of the applicable Fund.

Purchase of Shares

     The class structure and purchase and distribution procedures for shares of Mercury Low Duration are substantially similar for ML Low Duration. ML Low Duration offers five classes of shares. ML Low Duration offers Class A, Class B, Class C, Class D Shares and Class R Shares. Mercury Low Duration offers four classes of shares. Mercury Low Duration offers Class I, Class B, Class C and Class A shares. The Class A, Class B, Class C and Class D shares offered by ML Low Duration are identical in all respects to the Class I, Class B, Class C and Class A shares, respectively, offered by Mercury Low Duration, except that, as set forth above, the shares of the ML Low Duration are common stock in a series of a Maryland corporation and the shares of ML Low Duration are beneficial interests in a series of a Massachusetts business trust. ML Low Duration will not issue any Class R shares in connection with the Reorganization. For a complete discussion of the classes of shares and the purchase and distribution procedures related thereto, see "Your Account--Merrill Lynch Select Pricing(SM) System," "--Participation in Fee-Based Programs" and "--How to Buy, Sell, Transfer and Exchange Shares" in the ML Low Duration Prospectus.

Redemption of Shares

     The procedure for redeeming shares of ML Low Duration is the same as the procedure for redeeming shares of Mercury Low Duration. For purposes of computing any CDSC that may be payable upon disposition of shares of ML Low Duration acquired by Mercury Low Duration shareholders in the Reorganization, the holding period of Mercury Low Duration shares outstanding on the Closing Date will be tacked onto the holding period of the shares of ML Low Duration acquired in the Reorganization. See "Your Account--Merrill Lynch Select Pricing(SM) System," "--Participation in Fee-Based Programs" and " --How to Buy, Sell, Transfer and Exchange Shares" in the ML Low Duration Prospectus.

Performance

     General. The following tables provide performance information for each class of shares of ML Low Duration and Mercury Low Duration, including maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

                                              ML Low Duration

-----------------------------------------------------------------------------------------------------------------------------
                               Class A Shares         Class B Shares            Class C Shares           Class D Shares
-----------------------------------------------------------------------------------------------------------------------------
           Period                                              Average Annual Total Return
                                                      (including maximum applicable sales charges)
-----------------------------------------------------------------------------------------------------------------------------
One Year Ended September              0.72%                  -1.07%                   1.91%                   0.46%
30, 2002
-----------------------------------------------------------------------------------------------------------------------------
Inception (October 6, 2000)
to September 30, 2002                 4.83%                   3.52%                   5.42%                   4.53%
-----------------------------------------------------------------------------------------------------------------------------
                                                               Average Annual Total Return
                                                              After Taxes on Distributions
                                                      (including maximum applicable sales charges)
-----------------------------------------------------------------------------------------------------------------------------
One Year Ended September             -1.00%                  -2.47%                   0.51%                  -1.15%
30, 2002
-----------------------------------------------------------------------------------------------------------------------------
Inception (October 6, 2000)
to September 30, 2002                 2.88%                   1.85%                   3.80%                   2.68%
-----------------------------------------------------------------------------------------------------------------------------
                                                               Average Annual Total Return
                                                      After Taxes on Distributions and Redemptions
                                                      (including maximum applicable sales charges)
-----------------------------------------------------------------------------------------------------------------------------
One Year Ended September              0.41%                  -0.68%                   1.15%                   0.26%
30, 2002
-----------------------------------------------------------------------------------------------------------------------------
Inception (October 6, 2000)           2.90%                   1.99%                   3.54%                   2.71%
to September 30, 2002
-----------------------------------------------------------------------------------------------------------------------------

                                                Mercury Low Duration


-----------------------------------------------------------------------------------------------------------------------------
                               Class I Shares+       Class B Shares++         Class C Shares+++        Class A Shares+++
-----------------------------------------------------------------------------------------------------------------------------
           Period                                              Average Annual Total Return
                                                      (including maximum applicable sales charges)
-----------------------------------------------------------------------------------------------------------------------------
One Year Ended September              0.65%                  -0.93%                   1.85%                   0.50%
30, 2002
-----------------------------------------------------------------------------------------------------------------------------
Five Years Ended September
30, 2002                              5.03%                    --                      --                      --
-----------------------------------------------------------------------------------------------------------------------------
Inception to September 30,
2002                                  6.63%                   3.60%                   7.10%                   4.93%
-----------------------------------------------------------------------------------------------------------------------------
                                                               Average Annual Total Return
                                                              After Taxes on Distributions
                                                      (including maximum applicable sales charges)
-----------------------------------------------------------------------------------------------------------------------------
One Year Ended September             -1.05%                  -2.40%                   0.39%                  -1.10%
30, 2002
-----------------------------------------------------------------------------------------------------------------------------
Five Years Ended September
30, 2002                              2.54%                    --                      --                      --
-----------------------------------------------------------------------------------------------------------------------------
Inception to September 30,
2002                                  3.81%                   1.60%                   5.01%                   2.57%
-----------------------------------------------------------------------------------------------------------------------------
                                                               Average Annual Total Return
                                                      After Taxes on Distributions and Redemptions
                                                      (including maximum applicable sales charges)
-----------------------------------------------------------------------------------------------------------------------------
One Year Ended September              0.37%                  -0.60%                   1.11%                   0.28%
30, 2002
-----------------------------------------------------------------------------------------------------------------------------
Five Years Ended September
30, 2002                              2.76%                    --                      --                      --
-----------------------------------------------------------------------------------------------------------------------------
Inception to September 30,            3.87%                   1.88%                   4.65%                   2.75%
2002

---------------------

+    Inception date is May 18, 1993.

++   Inception date is September 24, 1999.

+++  Inception date is October 6, 2000.


Code of Ethics

     The Boards of ML Low Duration, Mercury Low Duration and FAM Trust have approved the same Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the Investment Company Act, which covers the Funds, the Low Duration Portfolio of FAM Trust, FAM and FAM Distributors, Inc. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by FAM Trust.

Shareholder Rights

     Shareholders of ML Low Duration are entitled to one vote for each full share held in the election of Board Members of MLIM Funds and any other matter submitted to a shareholder vote. MLIM Funds does not intend to hold annual or special meetings of shareholders of ML Low Duration in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Board Members; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of MLIM Funds require that a special meeting of shareholders be held on the written request of at least a majority of the outstanding shares of ML Low Duration entitled to vote at such meeting, if they comply with applicable Maryland law. Shareholders of ML Low Duration do not have cumulative voting rights with respect to the election of Board Members or otherwise. Shares of ML Low Duration issued to Mercury Low Duration shareholders in the Reorganization, when issued and delivered pursuant to the Agreement and Plan, will be fully paid and non-assessable and will have no preemptive rights. Each issued and outstanding share of ML Low Duration is entitled to participate equally with other shares of ML Low Duration of its class in dividends and distributions declared and in net assets upon liquidation or dissolution after satisfaction of outstanding liabilities. Rights attributable to shares of Mercury Low Duration are substantially similar to those attributable to shares of ML Low Duration.

Dividends

     The policy of Mercury Low Duration with respect to the payment of dividends is identical to the policy of ML Low Duration. It is each Fund's intention to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid monthly. In addition, each Fund distributes all net realized capital gains, if any, to shareholders at least annually.

Automatic Dividend Reinvestment Plan

     Each Fund offers its shareholders an Automatic Dividend Reinvestment Plan (each, a "Plan" and together, the "Plans") with identical terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a shareholder has elected to receive such dividends in cash. For further information about the Plans, see "Shareholder Services--Automatic Dividend Reinvestment Plan" in the ML Low Duration Statement.

     After the Reorganization, a shareholder of Mercury Low Duration who has elected to receive dividends in cash will receive dividends of the Combined Fund in cash; all other Mercury Low Duration shareholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a shareholder owns shares of both Funds, the shareholder's election with respect to the dividends of ML Low Duration will control after the Reorganization unless the shareholder specifically elects a different option at that time.

Automatic Investment Plan

     Each Fund allows shareholders to purchase shares through an Automatic Investment Plan. After completion of the Reorganization, your Automatic Investment Plan instructions with respect to Mercury Low Duration will be discontinued. To establish new instructions for the purchase of shares of ML Low Duration or of any other fund advised by MLIM or FAM ("MLIM/FAM-advised mutual fund") through ML Low Duration's Automatic Investment Plan, you should contact your Merrill Lynch Financial Advisor or contact ML Low Duration's transfer agent, Financial Data Services, Inc. (the "Transfer Agent"), at (800) 637-3863. If a shareholder has an Automatic Investment Plan in place with ML Low Duration, that plan will remain in effect after the Reorganization.

Systematic Withdrawal Program

     Each Fund allows shareholders to redeem shares through a Systematic Withdrawal Program. After completion of the Reorganization, your Systematic Withdrawal Plan instructions with respect to Mercury Low Duration will be discontinued. To establish new instructions for systematic withdrawals in connection with ML Low Duration or any other MLIM/FAM-advised mutual fund through ML Low Duration's Systematic Withdrawal Plan, you should contact your Merrill Lynch Financial Advisor or contact the Transfer Agent, at (800) 637-3863. If a shareholder has a Systematic Withdrawal Plan in place with ML Low Duration, that plan will remain in effect after the Reorganization.

Tax Information

     The tax consequences associated with an investment in shares of Mercury Low Duration are identical to the tax consequences associated with an investment in shares of ML Low Duration. See "Dividends and Taxes" in the ML Low Duration Prospectus.

Portfolio Transactions

     Mercury Low Duration and ML Low Duration invest all of their respective assets in shares of the Low Duration Portfolio of FAM Trust. As a result, neither Fund engages in portfolio transactions. For a discussion of the Low Duration Portfolio's procedures for engaging in portfolio transactions, see "Portfolio Transactions and Brokerage" in the ML Low Duration Statement.

Portfolio Turnover

     FAM will effect portfolio transactions for the Low Duration Portfolio of FAM Trust without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in the general market, economic or financial conditions.

Additional Information

     Net Asset Value. Both ML Low Duration and Mercury Low Duration determine net asset value of each class of their shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent.

     Shareholder Services. ML Low Duration offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. shareholders of each class of shares of ML Low Duration have an exchange privilege with certain other funds utilizing the Merrill Lynch Select PricingSM System. Shareholder services available to shareholders of Mercury Low Duration are generally the same as the shareholder services of ML Low Duration except that its shareholders have an exchange privilege with certain other Mercury mutual funds. For a description of these services with respect to ML Low Duration, see "Shareholder Services" in the ML Low Duration Statement.

     Custodian. Brown Brothers Harriman & Co. ("Brown Brothers") acts as custodian of the cash and securities of each Fund and the Low Duration Portfolio of FAM Trust. The principal business address of Brown Brothers in such capacity is 40 Water Street, Boston, Massachusetts 02109-3661. It is expected that Brown Brothers will serve as the custodian of the Combined Fund.

     Accounting Services. MLIM Funds, Mercury Funds II and FAM Trust have entered into an agreement with State Street Bank and Trust Company ("State Street"), 500 College Road East, Princeton, New Jersey 08540, effective January 1, 2001, pursuant to which State Street provides certain accounting services to each Fund and the Low Duration Portfolio of FAM Trust. Each Fund and the Low Duration Portfolio of FAM Trust pay a fee for these services. Prior to January 1, 2001, FAM provided accounting services to ML Low Duration Fund and the Low Duration Portfolio of FAM Trust at its cost in connection with such services. Prior to January 1, 2001, FAM or Merrill Lynch Investment Managers, Inc. ("MLIM") provided accounting services to Mercury Low Duration and the Low Duration Portfolio of FAM Trust at its cost in connection with such services. Each Fund and the Low Duration Portfolio of FAM Trust reimbursed FAM or MLIM, as applicable, for the cost of these services. FAM continues to provide certain accounting services to ML Low Duration and the Low Duration Portfolio of FAM Trust, and ML Low Duration and the Low Duration Portfolio of FAM Trust reimburse FAM for these services. FAM or MLIM continues to provide certain accounting services to Mercury Low Duration and the Low Duration Portfolio of FAM Trust, and Mercury Low Duration and the Low Duration Portfolio of FAM Trust reimburse FAM or MLIM for these services.

     The table below shows the amounts paid by each Fund and Low Duration Portfolio to State Street and to FAM or MLIM for the periods indicated:

       Period              Mercury Low Duration               ML Low Duration              Low Duration Portfolio
       ------              --------------------               ---------------              ----------------------
 Fiscal year ended    Paid to State      Paid to       Paid to State                      Paid to         Paid to
      June 30,            Street         FAM/MLIM         Street       Paid to FAM     State Street**     FAM/MLIM
      --------            ------         --------         ------       -----------     --------------     --------
      2002            $        0      $           0   $        0       $           0   $  192,211      $      20,959
      2001*           $        0***   $      59,851   $        0***    $         778   $   91,439***   $      73,535

------------------
* ML Low Duration and Low Duration Portfolio each commenced operations on October 6, 2000.
**   For providing services to the applicable Fund and FAM Trust.
*** Represents payments pursuant to the agreement between the applicable Fund, Low Duration Portfolio and State Street commencing on January 1, 2001.

     Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent. Financial Data Services, Inc. ("FDS"), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of FAM, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent with respect to each Fund (in such capacity, the "Transfer Agent"), at the same fee schedule, pursuant to a separate Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement") with each Fund. ML Low Duration currently pays between $16.00 and $20.00 for each Class A or Class D shareholder account, between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required, and $16.00 for each Class R shareholder account. Mercury Low Duration currently pays between $16.00 and $20.00 for each Class I and Class A shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required. Each Fund also reimburses the Transfer Agent's reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs. The mailing address for FDS is P.O. Box 45289, Jacksonville, Florida 32232-5289. FDS will serve as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Combined Fund.

     The tables below show the amounts paid by ML Low Duration and Mercury Low Duration to the Transfer Agent for the periods indicated:


                   Mercury Low Duration                                         ML Low Duration
                   --------------------                                         ---------------
               Period                  Transfer Agent Fee                Period                Transfer Agent Fee
               ------                  ------------------                ------                ------------------
Fiscal year ended June 30, 2002             $200,236        Fiscal year ended June 30, 2002           $68,511
Fiscal year ended June 30, 2001             $300,604*       October 6, 2000 (commencement             $ 1,028**
                                                            of operations) to June 30, 2001

----------------
* During the fiscal year ended June 30, 2001 and the period from April 1, 2001 to June 30, 2001, Mercury Low Duration paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for the periods shown, the fees paid may have been higher. The current rates become effective on July 1, 2001.
** During the fiscal period ended June 30, 2001 and for the period from April 1, 2001 to June 30, 2001, ML Low Duration paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for the periods shown, the fees paid may have been higher. The current rates became effective on July 1, 2001.

     Capital Stock. MLIM Funds is authorized to issue 1,200,000,000 shares of common stock, par value $0.01 per share, of which ML Low Duration Fund is authorized to issue 700,000,000 shares divided into five classes, designated Class A, Class B, Class C, Class D and Class R; Class A, Class C and Class D shares of ML Low Duration each consist of 100,000,000 authorized shares and Class B shares and Class R shares of ML Low Duration each consist of 200,000,000 authorized shares. Mercury Funds II is authorized to issue an unlimited number of full and fractional shares of beneficial interest, without par value, of which Mercury Low Duration is authorized to issue an unlimited number of full and fractional shares of beneficial interest, without par value, divided into four classes, designated Class I, Class A, Class B and Class C shares of beneficial interest.

     Shareholder Inquiries. Shareholder inquiries with respect to Mercury Low Duration and ML Low Duration may be addressed to either Fund by telephone at
(609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                               THE REORGANIZATION

General

     Under the Agreement and Plan (attached hereto as Exhibit I), ML Low Duration will acquire substantially all of the assets of Mercury Low Duration (consisting primarily of all of Mercury Low Duration's shares of Low Duration Portfolio) and assume substantially all of the liabilities of Mercury Low Duration in exchange solely for shares of ML Low Duration. The shares of ML Low Duration received by Mercury Low Duration will then be distributed on a proportionate basis to the shareholders of Mercury Low Duration in return for such shareholders' proportional interests in Mercury Low Duration. The shares of ML Low Duration received by Mercury Low Duration shareholders will be of the same class (except that holders of Class I and Class A shares of Mercury Low Duration will receive Class A and Class D shares of ML Low Duration, respectively) and have the same aggregate net asset value as such shareholders' interest in Mercury Low Duration as of the Valuation Time (as defined below). See "Your Account--How Shares are Priced" in the ML Low Duration Prospectus for information concerning the calculation of net asset value.

     Shares of ML Low Duration that you receive in the Reorganization will be subject to the same distribution fees, account maintenance fees and sales charges (including CDSCs applicable to a particular class) as shares of Mercury Low Duration that you hold immediately prior to the Closing Date.

     The distribution of shares of ML Low Duration will be accomplished by the opening of new shareholder accounts on the stock ledger records of ML Low Duration in the amounts due the shareholders of Mercury Low Duration, based on their respective holdings in Mercury Low Duration as of the Valuation Time, including shareholders holding Mercury Low Duration shares in certificated form, and transferring to each shareholder's account shares of ML Low Duration representing such shareholder's interest previously credited to the account of Mercury Low Duration. Shareholders holding Mercury Low Duration shares in certificated form may receive certificates representing the shares of ML Low Duration credited to their account in respect of such Mercury Low Duration shares by sending certificates to the Transfer Agent accompanied by a written request for such exchange.

     Since the shares of ML Low Duration will be issued at net asset value and the shares of Mercury Low Duration will be valued at net asset value for purposes of the Reorganization, the shareholders of each Fund will not be diluted on a net asset value basis as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of Mercury Low Duration or ML Low Duration would hold a lower percentage of ownership in the Combined Fund than he or she held in Mercury Low Duration or ML Low Duration, respectively, immediately prior to the Reorganization.

     Upon Mercury Low Duration's receipt and distribution of shares of ML Low Duration, Mercury Low Duration will be terminated as a series of Mercury Funds II under the Declaration of Trust of Mercury Funds II.

Procedure

     On December 10, 2002, the Boards of MLIM Funds, Mercury Funds II and FAM Trust, including all of the Board Members who are not "interested persons" of MLIM Funds, Mercury Funds II and FAM Trust, respectively, as defined in the Investment Company Act, approved the Agreement and Plan. The Board of Mercury Funds II also approved the submission of such Agreement and Plan to Mercury Low Duration shareholders for approval.

     If the shareholders of Mercury Low Duration approve the Reorganization at the Meeting, all required regulatory approvals are obtained and certain conditions are either satisfied or waived, it is presently anticipated that the Reorganization will take place during the first or second calendar quarter of 2003.

     The Board of Mercury Funds II recommends that Mercury Low Duration shareholders approve the Agreement and Plan.

Terms of the Agreement and Plan

     The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

     Valuation of Assets. The assets of each Fund will be valued as of the close of business on the NYSE on the business day immediately preceding the Closing Date (the "Valuation Time") according to the procedures described in the ML Low Duration Statement. These procedures are identical to those used by Mercury Low Duration to value its assets. Purchase orders for shares of Mercury Low Duration which have not been confirmed as of the Valuation Time will be treated as assets of Mercury Low Duration for purposes of the Reorganization.

     Distribution of Shares of ML Low Duration. As soon as practicable after the Closing Date, Mercury Low Duration will liquidate and distribute the shares of ML Low Duration received by it pro rata to its shareholders in exchange for such shareholders' proportional interests in Mercury Low Duration. The shares of ML Low Duration received by the shareholders of Mercury Low Duration will be of the same class (except that holders of Class I and Class A shares of Mercury Low Duration will receive Class A and Class D shares of ML Low Duration, respectively) and have the same aggregate net asset value as such shareholders' interest in Mercury Low Duration as of the Valuation Time. ML Low Duration will not issue any Class R shares in connection with the Reorganization. Generally, the liquidation and distribution will be accomplished by opening new accounts on the books of ML Low Duration in the names of the shareholders of Mercury Low Duration and transferring to those shareholders' accounts the shares of ML Low Duration representing such shareholders' interests in Mercury Low Duration.

     No sales charge or fee of any kind will be charged to shareholders of Mercury Low Duration in connection with their receipt of shares of ML Low Duration in the Reorganization.

     Expenses. The expenses of the Reorganization that are directly attributable to Mercury Low Duration will be deducted from its assets as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meeting of Mercury Low Duration shareholders and the expenses related to the solicitation of proxies to be voted at such special meeting. The expenses of the Reorganization that are directly attributable to ML Low Duration will be deducted from its assets as of the Valuation Time. These expenses are expected to include the costs of printing sufficient copies of its prospectus and any supplements thereto, and its most recent Annual Report to accompany this Proxy Statement and Prospectus. Certain additional expenses of the Reorganization, including, but not limited to, expenses incurred in connection with obtaining an opinion of counsel with respect to the tax consequences of the Reorganization, the preparation of the Agreement and Plan, legal fees, transfer agent fees and audit fees will be borne by Mercury Low Duration and ML Low Duration.

     The expenses of the Reorganization attributable to Mercury Low Duration are estimated to be approximately $42,100 and the expenses of the Reorganization attributable to ML Low Duration are estimated to be approximately $21,400.

     Required Approvals. As previously stated, completion of the Reorganization is conditioned upon, among other things, the approval of the Reorganization by the Boards of MLIM Funds, Mercury Funds II and FAM Trust and the satisfaction of certain other conditions. In addition, assuming a quorum is present at the Meeting, shareholder approval of the Agreement and Plan requires the affirmative vote of Mercury Low Duration shareholders representing a majority of all Mercury Low Duration shares represented in person or by proxy and entitled to be voted thereon at the Meeting. All shares of Mercury Low Duration will vote together as a single class in approving or disapproving the Agreement and Plan.

     Termination of Mercury Low Duration. Following the transfer of Mercury Low Duration's shares of FAM Trust to ML Low Duration for shares of ML Low Duration and the distribution of such ML Low Duration shares to Mercury Low Duration shareholders, Mercury Low Duration will be terminated as a series of Mercury Funds II.

     Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms contained therein only by agreement of all the parties to the Agreement and

Plan. The obligations of each Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 becoming effective, approval of the Reorganization by Mercury Low Duration shareholders, an opinion of counsel being received with respect to certain tax matters, and the continuing accuracy of various representations and warranties being confirmed by the respective parties.

     Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after approval thereof by the Mercury Low Duration shareholders, prior to the Closing Date, or the Closing Date may be postponed by notice in writing prior to the Closing Date: (i) by mutual consent of the Boards of MLIM Funds, Mercury Funds II and FAM Trust, (ii) by the Board of Mercury Funds II if any condition to the obligations of Mercury Funds II or Mercury Low Duration has not been fulfilled or waived by such Board, or (iii) by the Board of MLIM Funds if any condition to the obligations of MLIM Funds or ML Low Duration has not been fulfilled or waived by such Board.

Potential Benefits to Shareholders as a Result of the Reorganization

     FAM believes that the Reorganization will benefit the shareholders of each of ML Low Duration and Mercury Low Duration. Following the Reorganization, certain fixed costs, such as printing shareholder reports, legal expenses, audit fees, registration fees, mailing costs and other expenses, would be spread across the substantially larger asset base of the Combined Fund. As a result, the operating expense ratio for the Combined Fund (on a pro forma basis) is expected to be slightly lower than the operating expense ratio for each of Mercury Low Duration and ML Low Duration. Following the Reorganization, shareholders of Mercury Low Duration will remain invested in a diversified, open-end fund with no changes to its current investment objectives and policies and investment management arrangements.

     The following table sets forth the net assets for Mercury Low Duration as of November 30, 2002 and as of its last three fiscal year ends and for ML Low Duration as of November 30, 2002 and as of its last two fiscal year ends.

              Mercury Low Duration                                    ML Low Duration
              --------------------                                    ---------------
        Date                      Net Assets                Date                       Net Assets
        ----                      ----------                ----                       ----------
As of November 30, 2002          $170,621,234      As of November 30, 2002             $463,301,636
As of June 30, 2002              $186,985,138      As of June 30, 2002                 $324,175,508
As of June 30, 2001              $294,005,456      As of June 30, 2001                 $  11,193,851
As of June 30, 2000              $360,741,267


     It is currently the opinion of FAM that it would not be in the best interests of Mercury Low Duration or its shareholders to continue to operate the Fund as a stand-alone feeder fund. Rather than having two separate feeder funds, FAM believes that Mercury Low Duration shareholders would benefit from the economies of scale that the Combined Fund could achieve.

     Based on the foregoing, the Boards of MLIM Funds, Mercury Funds II and FAM Trust concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Boards of MLIM Funds, Mercury Funds II and FAM Trust considered various alternatives, including liquidating Mercury Low Duration or continuing to operate Mercury Low Duration with its current investment objective and policies, and concluded that the Reorganization presented the best option. The Boards of MLIM Funds, Mercury Funds II and FAM Trust determined that the interests of the existing shareholders of each such fund would not be diluted on a net asset value basis as a result of the Reorganization and that the Reorganization was in the best interests of each such fund.

Tax Consequences of the Reorganization

     General. The Reorganization has been structured with the intention that it will qualify for Federal income tax purposes as a tax-free reorganization. Each Fund has elected and qualified since inception for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"), and ML Low Duration intends to continue to so qualify after the Reorganization. The Low Duration

Portfolio of FAM Trust, likewise, has been managed to meet the requirements for special tax treatment afforded RICs under the Code as if such requirements applied at the Portfolio/Trust level and intends to continue to meet such requirements after the Reorganization. The Low Duration Portfolio of FAM Trust, likewise, has been managed to meet the requirements for the special tax treatment afforded RICs under the Code as if such requirements applied at the Portfolio Trust level and intends to continue to meet such requirements after the Reorganization. The Funds shall have received an opinion of Sidley Austin Brown & Wood LLP, special counsel to each Fund in connection with the Reorganization, to the effect that for Federal income tax purposes: (i) ML Low Duration's acquisition of substantially all of Mercury Low Duration's assets (consisting primarily of all of Mercury Low Duration's shares of the Low Duration Portfolio of FAM Trust) and ML Low Duration's assumption of substantially all of Mercury Low Duration's liabilities in exchange solely for shares of ML Low Duration as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Mercury Low Duration and ML Low Duration will each be deemed to be a "party" to a Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Mercury Low Duration as a result of ML Low Duration's acquisition of substantially all of Mercury Low Duration's assets solely in exchange for shares of ML Low Duration or on the distribution of the ML Low Duration shares to Mercury Low Duration shareholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to ML Low Duration on its receipt of substantially all of Mercury Low Duration's assets in exchange for ML Low Duration shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of Mercury Low Duration on the receipt of shares of ML Low Duration in exchange for their shares of Mercury Low Duration; (v) in accordance with Section 362(b) of the Code, the tax basis of the assets that were acquired by ML Low Duration from Mercury Low Duration (consisting primarily of all of Mercury Low Duration's shares of the Low Duration Portfolio of FAM Trust) in the hands of ML Low Duration will be the same as the tax basis of such assets in the hands of Mercury Low Duration immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of ML Low Duration received by the shareholders of Mercury Low Duration in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of Mercury Low Duration surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for the shares of ML Low Duration acquired in the Reorganization (including fractional shares to which he or she may be entitled) will be determined by including the period for which such shareholder held the shares of Mercury Low Duration exchanged therefor, provided, that such Mercury Low Duration shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, ML Low Duration's holding period with respect to the assets that were acquired by ML Low Duration from Mercury Low Duration will include the period for which such assets were held by Mercury Low Duration; and (ix) the taxable year of Mercury Low Duration will end on the Closing Date, and pursuant to
Section 381(a) of the Code and regulations thereunder, ML Low Duration will succeed to and take into account certain attributes of Mercury Low Duration, such as earnings and profits, capital loss carryovers and method of accounting.

     Under Section 381(a) of the Code, ML Low Duration will succeed to and take into account certain tax attributes of Mercury Low Duration, including but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code, which would reduce the benefit of these attributes to ML Low Duration. As of September 30, 2002, each of Mercury Low Duration and ML Low Duration had significant net realized capital losses and significant net unrealized capital losses. After the Reorganization, the amount of available tax loss carry forwards per share of the Combined Fund will be lower than the current amount per share of Mercury Low Duration. Subject to certain limitations, the Combined Fund may be able to use such capital losses to offset realized capital gains.

     It is intended that Mercury Low Duration shareholders will not be subject to Federal income tax on the receipt of ML Low Duration shares pursuant to the Reorganization. Under normal circumstances, a redemption or exchange of shares will generally result in a gain or loss depending on the shareholder's basis in the shares redeemed or exchanged. Mercury Low Duration shareholders should consult their tax advisers as to the consequences of redeeming or exchanging their Fund shares for shares of another Mercury Fund prior to the Reorganization as compared with exchanging their shares in the Reorganization.

     Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     Status as a Regulated Investment Company. Each of ML Low Duration and Mercury Low Duration has elected and qualified since inception to be taxed as a regulated investment company under Sections 851-855 of the Code, and after the Reorganization, ML Low Duration intends to continue to so qualify. The Low Duration Portfolio of FAM Trust, likewise, has been managed to meet the requirements for the special tax treatment afforded RICs under the Code as if such requirements applied at the Portfolio/Trust level and intends to continue to meet such requirements after the Reorganization.

Appraisal Rights

     Shareholders of Mercury Low Duration are not entitled to appraisal rights in connection with the acquisition.

Capitalization

         The following tables set forth, as of June 30, 2002: (i) the capitalization of ML Low Duration, (ii) the capitalization of Mercury Low Duration and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

         Capitalization of ML Low Duration and Mercury Low Duration and
  Pro Forma Capitalization of the Combined Fund as of June 30, 2002 (Unaudited)
  -----------------------------------------------------------------------------

                                                                     ML Low Duration

                                           Class A            Class B             Class C             Class D
                                           -------            -------             -------             -------

Total Net Assets:                        $23,324,840        $64,456,964         $126,379,958      $110,013,746
Shares Outstanding:                        2,293,850          6,356,410           12,465,425        10,829,390
  Net Asset Value
  Per Share:                                  $10.17             $10.14               $10.14            $10.16


                                                                  Mercury Low Duration

                                           Class I            Class B             Class C             Class A
                                           -------            -------             -------             -------

Total Net Assets:                       $174,939,399           $980,405             $489,475       $10,575,859
Shares Outstanding:                       17,803,611             99,937               48,617         1,074,992
  Net Asset Value
  Per Share:                                   $9.83              $9.81               $10.07             $9.84


                                                                      Combined Fund

             Adjusted*                     Class A            Class B             Class C             Class D
             ---------                     -------            -------             -------             -------

Total Net Assets:                       $198,223,311        $65,432,893         $126,860,980      $120,579,962
Shares Outstanding:                       19,495,398          6,453,076           12,513,697        11,870,280
  Net Asset Value
  Per Share:                                  $10.17             $10.14               $10.14            $10.16

---------------------


* Total Net Assets and Net Asset Value Per Share include the aggregate value of the net assets of ML Low Duration as of June 30, 2002 and the aggregate value of the assets of Mercury Low Duration that would have been transferred to the Combined Fund had the Reorganization taken place on June 30, 2002. The data takes into account the estimated Reorganization expenses of $63,500, of which $21,400 is attributable to ML Low Duration and $42,100 is attributable to Mercury Low Duration. No assurance can be given as to how many shares of ML Low Duration will be distributed to Mercury Low Duration shareholders on the date such transfer of assets takes place, and the foregoing should not be relied upon to reflect the number of shares of ML Low Duration that actually will be received on or after such date.

                       INFORMATION CONCERNING THE MEETING

Date, Time and Place of Meeting

     The Meeting will be held on March 21, 2003, at the offices of FAM, 800 Scudders Mill Road, Plainsboro, New Jersey at ____ [a.m.], Eastern time.

Solicitation, Revocation and Use of Proxies

     A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of MLIM Funds. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" the approval of the Agreement and Plan.

     It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

     Only holders of record of shares of Mercury Low Duration at the close of business on January 24, 2003 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were ________ shares of Mercury Low Duration issued and outstanding and entitled to vote.

Security Ownership of Certain Beneficial and Registered Owners and Management of Mercury Low Duration and ML Low Duration

     [To the knowledge of Mercury Funds II, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of Mercury Low Duration's outstanding shares as of the Record Date.]

     [At the Record Date, the Board Members and officers of Mercury Funds II as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of Mercury Low Duration and owned less than 1% of the outstanding shares of common stock of ML & Co.]

     [To the knowledge of MLIM Funds, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of ML Low Duration's outstanding shares as of the Record Date.]

     [At the Record Date, the Board Members and officers of MLIM Funds as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of ML Low Duration and owned less than 1% of the outstanding shares of common stock of ML & Co.]

Voting Rights and Required Vote

     For purposes of this Proxy Statement and Prospectus, each share of each class of Mercury Low Duration is entitled to one vote. Shareholders of Mercury Low Duration will vote together as a single class on the Agreement and Plan. Assuming a quorum is present, shareholder approval of the Agreement and Plan requires the affirmative vote of Mercury Low Duration shareholders representing a majority of all Mercury Low Duration shares represented in person or by proxy and entitled to be voted thereon at the Meeting.

     Shareholders of Mercury Low Duration are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if the Agreement and Plan is approved at the Meeting. However, any shareholder of Mercury Low Duration may redeem his or her Mercury Low Duration shares prior to the Closing Date.

     A quorum for purposes of the Meeting consists of the holders of outstanding shares of Mercury Low Duration, present in person or by proxy, entitled to cast one-third of the votes entitled to be cast. If, by the time scheduled for the Meeting, a quorum of Mercury Low Duration's shareholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the shareholders of Mercury Low Duration, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of Mercury Low Duration present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the shareholders of Mercury Low Duration.


                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice, and this Proxy Statement and Prospectus and the expenses related to solicitation of proxies to be voted at the Meeting will be borne by Mercury Low Duration. Mercury Low Duration will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Mercury Low Duration and will reimburse certain persons that Mercury Low Duration may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Mercury Low Duration. See "The Reorganization--Terms of the Agreement and Plan--Expenses."

     In order to obtain the necessary quorum at the Meeting, a supplementary solicitation of proxies may be made by mail, telephone, telegraph or personal interview by officers of Mercury Low Duration. [Mercury Low Duration has retained ________________, ______________, _________, _____________,
1-____-____-______, to aid in the solicitation of proxies, at a cost to be borne by Mercury Low Duration of approximately $_______ plus out-of-pocket expenses, which are estimated to be $_________.]

     Broker-dealer firms, including Merrill Lynch, holding shares of Mercury Low Duration in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the non-routine proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which ML Low Duration, Mercury Low Duration and FAM Trust have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     ML Low Duration, Mercury Low Duration and FAM Trust, file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by ML Low Duration, Mercury Low Duration and FAM Trust can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W. in Washington, D.C. 20549. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the ML Low Duration Prospectus, the ML Low Duration Statement, the Mercury Low Duration Prospectus, the Mercury Low Duration Statement, other material incorporated herein by reference, and other information regarding Mercury Low Duration, ML Low Duration and FAM Trust.

                                LEGAL PROCEEDINGS

     There are no material legal proceedings to which either ML Low Duration, Mercury Low Duration or FAM Trust is a party.


                                 LEGAL OPINIONS

     Certain tax matters in connection with the Reorganization will be passed upon by Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019.


                                     EXPERTS

     The financial highlights of ML Low Duration and Mercury Low Duration included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Ernst & Young LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 99 Wood Avenue South, Iselin, New Jersey 08830. Ernst & Young LLP will serve as the independent auditors for the Combined Fund after the Reorganization.


                              SHAREHOLDER PROPOSALS

     Mercury Funds II does not intend to hold annual shareholder meetings. A shareholder proposal intended to be presented at any subsequent meeting of the shareholders of Mercury Low Duration must be received by Mercury Low Duration in a reasonable time before the solicitation relating to such meeting is to be made by the Board of Mercury Funds II in order to be considered in Mercury Low Duration's proxy statement and form of proxy relating to the meeting. The persons named as proxies in future proxy materials of Mercury Low Duration may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by Mercury Low Duration by a reasonable time before Mercury Low Duration begins to print and mail the proxy solicitation materials to be used in connection with such meeting. Written proposals with regard to Mercury Low Duration should be sent to the Secretary of Mercury Funds II, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. If the Reorganization is approved, this meeting will be the last meeting for Mercury Low Duration shareholders.

                                By Order of the Board of Trustees,


                                PHILLIP S. GILLESPIE
                                Secretary,
                                Mercury Funds II

                                                                       Exhibit I


                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the ____ day of February, 2003, by and among Merrill Lynch Investment Managers Funds, Inc., a Maryland corporation ("MLIM Funds"), on behalf of Merrill Lynch Low Duration Fund, a series of MLIM Funds ("ML Low Duration"), Mercury Funds II, a Massachusetts business trust ("Mercury Funds II"), on behalf of Mercury Low Duration Fund, a series of Mercury Funds II ("Mercury Low Duration" and together with ML Low Duration, the "Funds"), and Fund Asset Management Master Trust, a Delaware statutory trust ("FAM Trust").

                             PLAN OF REORGANIZATION

     The reorganization will comprise the acquisition by ML Low Duration of substantially all of the assets of Mercury Low Duration (consisting primarily of all of Mercury Low Duration's beneficial interests in the Low Duration Portfolio of FAM Trust) and the assumption by ML Low Duration of substantially all of the liabilities of Mercury Low Duration, in exchange solely for newly-issued shares of common stock of ML Low Duration, the subsequent distribution by Mercury Low Duration of such shares of common stock of ML Low Duration to the shareholders of Mercury Low Duration, and the termination of Mercury Low Duration as a series of Mercury Funds II, all upon and subject to the terms hereinafter set forth (collectively, the "Reorganization").

     In the course of the Reorganization, shares of common stock of ML Low Duration will be distributed to shareholders of Mercury Low Duration as follows:
Mercury Low Duration will liquidate and distribute the shares of common stock of ML Low Duration received by it pro rata to its shareholders in exchange for such shareholders' proportional interests in Mercury Low Duration. The shares of ML Low Duration received by Mercury Low Duration shareholders will be of the same class (except that holders of Class I and Class A shares of Mercury Low Duration will receive Class A and Class D shares of ML Low Duration, respectively) and have the same aggregate net asset value as such shareholders' interest in Mercury Low Duration as of the Valuation Time (defined in Section 3(c) herein). ML Low Duration will not issue any Class R shares in connection with the Reorganization. The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the shares of ML Low Duration that are received in the Reorganization as apply to the shares of beneficial interest of Mercury Low Duration that are held as of the Valuation Time. It is intended that the Reorganization described in this Agreement shall constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     For ease of reference and clarity of presentation, shares of common stock of ML Low Duration, shares of beneficial interest of Mercury Low Duration, and beneficial interests in the Low Duration Portfolio of FAM Trust are referred to herein as "shares;" holders of shares are referred to herein as "shareholders;" the Directors of ML Low Duration and the Trustees of Mercury Low Duration and FAM Trust are referred to herein as "Board Members;" and the Board of Directors of ML Low Duration and the Boards of Trustees of Mercury Low Duration and FAM Trust are referred to herein individually as a "Board" and collectively as the "Boards," as the context requires.

     As promptly as practicable after the Closing Date (defined in Section 7 herein), Mercury Low Duration shall be terminated as a series of Mercury Funds II in accordance with the Declaration of Trust of Mercury Funds II and the laws of The Commonwealth of Massachusetts.

     Each of ML Low Duration and Mercury Low Duration is a "feeder" fund that invests all of its assets in the Low Duration Portfolio of FAM Trust. This structure is sometimes called a "master/feeder" structure.

                                    AGREEMENT

     In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, MLIM Funds, on behalf of ML Low Duration, Mercury Funds II, on behalf of Mercury Low Duration, and FAM Trust hereby agree as follows:

1. Representations and Warranties of MLIM Funds, on behalf of itself and ML Low Duration.

     MLIM Funds, on behalf of itself and ML Low Duration, represents and warrants to, and agrees with, Mercury Funds II, for the benefit of Mercury Low Duration, that:

          (a) MLIM Funds is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. MLIM Funds has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) MLIM Funds is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-10053), and such registration has not been revoked or rescinded and is in full force and effect. MLIM Funds has elected and qualified ML Low Duration for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify ML Low Duration until consummation of the Reorganization and thereafter.

          (c) Mercury Low Duration has been furnished with a statement of assets and liabilities and a schedule of investments of ML Low Duration, each as of June 30, 2002, said financial statements having been audited by Ernst & Young LLP, independent auditors. An unaudited statement of assets and liabilities of ML Low Duration and an unaudited schedule of investments of ML Low Duration, each as of the Valuation Time, will be furnished to Mercury Low Duration at or prior to the Closing Date for the purpose of determining the number of shares of ML Low Duration to be issued to Mercury Low Duration pursuant to Section 4 of this Agreement; and each will fairly present the financial position of ML Low Duration as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (d) Mercury Low Duration has been furnished with ML Low Duration's Annual Report to Shareholders for the year ended June 30, 2002, and the financial statements appearing therein fairly present the financial position of ML Low Duration as of the date indicated in conformity with generally accepted accounting principles applied on a consistent basis.

          (e) Mercury Low Duration has been furnished with the prospectus and statement of additional information of ML Low Duration, each dated October 25, 2002, and any supplements thereto, and said prospectus and statement of additional information and any supplements thereto do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (f) MLIM Funds has full power and authority to enter into and perform its obligations under this Agreement on behalf of itself and ML Low Duration. The execution, delivery and performance of this Agreement by MLIM Funds on behalf of itself and ML Low Duration have been duly authorized by all necessary action of the Boards of MLIM Funds and FAM Trust, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of MLIM Funds, threatened against it or ML Low Duration, which assert liability on the part of MLIM Funds or ML Low Duration or which materially affect the financial condition or ability of MLIM Funds or ML Low Duration to consummate the Reorganization. Neither MLIM Funds nor ML Low Duration is charged with nor, to the best of the knowledge of MLIM Funds, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of their respective businesses.

          (h) MLIM Funds is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree, in any case, which would be violated by its execution of this Agreement on behalf of ML Low Duration or its performance under this Agreement on behalf of itself and ML Low Duration.

          (i) There are no material contracts outstanding relating to ML Low Duration to which MLIM Funds is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Mercury Low Duration prior to the Valuation Time.

          (j) ML Low Duration has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of ML Low Duration's most recent Annual or Semi-Annual Report to Shareholders, and those incurred in connection with the Reorganization. As of the Valuation Time, ML Low Duration will advise Mercury Low Duration in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, of ML Low Duration.

          (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation of the Reorganization by ML Low Duration, except such as may be required under the Securities Act of 1933 (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

          (l) The registration statement filed by MLIM Funds on Form N-14 relating to the shares of ML Low Duration to be issued pursuant to this Agreement, which includes the proxy statement of Mercury Low Duration and the prospectus of MLIM Funds with respect to the transaction contemplated hereby, and any supplement, or amendment thereto or to the documents therein (collectively, the "N-14 Registration Statement"), on its effective date, at the time of the special shareholders' meeting referred to in
     Section 6(a) of this Agreement, and at the Closing Date, insofar as it relates to ML Low Duration, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by ML Low Duration for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

          (m) MLIM Funds is authorized to issue 1,200,000,000 shares of common stock, par value $0.01 per share, of which ML Low Duration is authorized to issue 700,000,000 shares divided into five classes, designated Class A, Class B, Class C, Class D and Class R common stock; Class A, Class C and Class D shares of ML Low Duration Common Stock each consist of 100,000,000 authorized shares and Class B and Class R shares of ML Low Duration Common Stock each consist of 200,000,000 authorized shares; each issued and outstanding share is fully paid and nonassessable and has full voting rights.

          (n) The shares of ML Low Duration to be issued to Mercury Low Duration pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of ML Low Duration will have any preemptive right of subscription or purchase in respect thereof.

          (o) At or prior to the Closing Date, shares of ML Low Duration to be issued to Mercury Low Duration for distribution to the shareholders of Mercury Low Duration on the Closing Date will be duly qualified for offer and sale to the public in all states of the United States in which the offer and sale of shares of Mercury Low Duration presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

          (p) At or prior to the Closing Date, MLIM Funds will have obtained any and all regulatory, Board and other approvals on behalf of ML Low Duration necessary for the issuance of ML Low Duration shares to Mercury Low Duration for distribution to Mercury Low Duration's shareholders.

2. Representations and Warranties of Mercury Funds II, on behalf of itself and Mercury Low Duration.

     Mercury Funds II, on behalf of itself and Mercury Low Duration, represents and warrants to, and agrees with, MLIM Funds for the benefit of ML Low Duration, that:

          (a) Mercury Funds II is a business trust duly organized, validly existing and in good standing in conformity with the laws of The Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. Mercury Funds II has all the necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) Mercury Funds II is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-04182), and such registration has not been revoked or rescinded and is in full force and effect. Mercury Funds II has elected and qualified Mercury Low Duration for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify Mercury Low Duration for its taxable year ending upon liquidation.

          (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of Mercury Low Duration shown on its schedule of investments as of the Valuation Time furnished to ML Low Duration, and (ii) all other assets owned by Mercury Low Duration or liabilities incurred as of the Valuation Time.

          (d) Mercury Funds II has full power and authority to enter into and perform its obligations under this Agreement on behalf of itself and Mercury Low Duration. The execution, delivery and performance of this Agreement by Mercury Funds II on behalf of itself and Mercury Low Duration have been duly authorized by all necessary action of the Boards of Mercury Funds II and FAM Trust, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (e) ML Low Duration has been furnished with a statement of assets and liabilities and a schedule of investments of Mercury Low Duration, each as of June 30, 2002, said financial statements having been audited by Ernst & Young LLP, independent auditors. An unaudited statement of assets and liabilities of Mercury Low Duration and an unaudited schedule of investments of Mercury Low Duration, each as of the Valuation Time, will be furnished to ML Low Duration at or prior to the Closing Date for the purpose of determining the number of shares of ML Low Duration to be issued to Mercury Low Duration pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Mercury Low Duration as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (f) ML Low Duration has been furnished with Mercury Low Duration's Annual Report to Shareholders for the year ended June 30, 2002 and the financial statements appearing therein fairly present the financial position of Mercury Low Duration as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (g) ML Low Duration has been furnished with the prospectus and statement of additional information of Mercury Low Duration, each dated October 26, 2002, and any supplements thereto, and said prospectus and statement of additional information and any supplements thereto do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Mercury Funds II, threatened against it or Mercury Low Duration which assert liability on the part of Mercury Funds II or Mercury Low Duration or which materially affect the financial condition or ability of Mercury Funds II or Mercury Low Duration to consummate the Reorganization. Neither Mercury Funds II nor Mercury Low Duration is charged with nor, to the best of the knowledge of MLIM Funds, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of their respective businesses.

          (i) There are no material contracts outstanding relating to Mercury Low Duration to which Mercury Funds II is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to ML Low Duration prior to the Valuation Time.

          (j) Mercury Funds II is not a party to or obligated under any provision of its Articles of Incorporation, its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree, in any case, which would be violated by its execution of this Agreement on behalf of Mercury Low Duration or its performance under this Agreement on behalf of itself and Mercury Low Duration.

          (k) Mercury Low Duration has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report to Shareholders and those incurred in connection with the Reorganization. As of the Valuation Time, Mercury Low Duration will advise ML Low Duration in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, of Mercury Low Duration.

          (l) Mercury Low Duration has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Mercury Low Duration have been adequately provided for on its books, and no tax deficiency or liability of Mercury Low Duration has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

          (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation of the Reorganization by Mercury Low Duration except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws and such as may be required under the Declaration of Trust of Mercury Funds II to terminate Mercury Low Duration as a series of Mercury Funds II.

          (n) The N-14 Registration Statement, on its effective date, at the time of the special shareholders' meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to Mercury Low Duration, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Mercury Low Duration for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

          (o) Mercury Funds II is authorized to issue an unlimited number of full and fractional shares of beneficial interest, without par value, of which Mercury Low Duration is authorized to issue an unlimited number of full and fractional shares of beneficial interest, without par value, divided into four classes, designated Class I, Class B, Class C and Class A shares of beneficial interest; each issued and outstanding share is fully paid and nonassessable and has full voting rights.

          (p) The books and records of Mercury Low Duration made available to ML Low Duration and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Mercury Low Duration.

          (q) Mercury Low Duration will not sell or otherwise dispose of any of the shares of ML Low Duration to be received in the Reorganization, except in distribution to the shareholders of Mercury Low Duration in accordance with Section 4 of this Agreement.

          (r) At or prior to the Closing Date, Mercury Funds II will have obtained any and all regulatory, Board, shareholder, and other approvals on behalf of Mercury Low Duration necessary to effect the Reorganization as set forth herein.

3.   The Reorganization.

          (a) Subject to receiving the requisite approval of the shareholders of Mercury Low Duration, and to the other terms and conditions contained herein, Mercury Low Duration agrees to convey, transfer and deliver to ML Low Duration and ML Low Duration agrees to acquire from Mercury Low Duration, on the Closing Date, substantially all of Mercury Low Duration's assets (consisting primarily of all of Mercury Low Duration's shares of the Low Duration Portfolio of FAM Trust) and ML Low Duration agrees to assume substantially all of the liabilities of Mercury Low Duration, in exchange solely for shares of ML Low Duration calculated in accordance with Section 4 of this Agreement. FAM Trust consents to the conveyance, transfer and delivery of Mercury Low Duration's shares of the Low Duration Portfolio of FAM Trust to ML Low Duration on the Closing Date in exchange solely for shares of ML Low Duration. Pursuant to this Agreement, on the Closing Date or as soon as practicable thereafter, Mercury Low Duration will distribute pro rata all shares of ML Low Duration received by it to its shareholders in exchange for such shareholders' proportional interests in Mercury Low Duration. Such distribution shall be accomplished by the opening of shareholder accounts on the books of ML Low Duration in the amounts due the shareholders of Mercury Low Duration based on their respective holdings in Mercury Low Duration as of the Valuation Time.

          (b) Mercury Low Duration will pay or cause to be paid to ML Low Duration any interest or dividends it receives on or after the Closing Date.

          (c) The Valuation Time shall be 4:00 p.m., Eastern time, on June 6, 2003, or such earlier or later day and time as may be agreed upon by the parties hereto in writing (the "Valuation Time").

          (d) ML Low Duration will acquire substantially all of the assets of Mercury Low Duration and will assume the known liabilities of Mercury Low Duration. The known liabilities of Mercury Low Duration as of the Valuation Time shall be confirmed in writing to ML Low Duration by Mercury Low Duration pursuant to Section 2(k) of this Agreement.

          (e) Following the distribution referred to in subparagraph 3(a) above, Mercury Low Duration will be terminated as a series of Mercury Funds II in accordance with the Declaration of Trust of Mercury Funds II and laws of The Commonwealth of Massachusetts.

4.   Issuance and Valuation of Shares of ML Low Duration in the Reorganization.

     The shares of ML Low Duration received by Mercury Low Duration shareholders will be of the same class (except that holders of Class I and Class A shares of Mercury Low Duration will receive Class A and Class D shares of ML Low Duration, respectively) and have the same aggregate net asset value as such shareholders' interest in Mercury Low Duration as of the Valuation Time. ML Low Duration will not issue any Class R shares in connection with the Reorganization. The net asset value of Mercury Low Duration and ML Low Duration shall be determined as of the Valuation Time in accordance with the procedures described in the prospectus and statement of additional information of ML Low Duration, each dated October 25, 2002, and any supplements thereto. Such valuation and determination shall be made by ML Low Duration in cooperation with Mercury Low Duration. ML Low Duration shall issue Class A, Class B, Class C and Class D shares of ML Low Duration to Mercury Low Duration by the opening of a shareholder account (one in respect of each class) on the books of ML Low Duration registered in the name of Mercury Low Duration. Mercury Low Duration shall distribute such shares of ML Low Duration to its shareholders as described above by indicating the registration of such shares in the name of such Mercury Low Duration shareholders in the amounts due such shareholders based on their respective holdings in Mercury Low Duration as of the Valuation Time.

5.   Payment of Expenses.

          (a) The expenses of the Reorganization that are directly attributable to Mercury Low Duration will be deducted from its assets as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meeting of Mercury Low Duration shareholders and the expenses related to the solicitation of proxies to be voted at such special meeting. The expenses of the Reorganization that are directly attributable to ML Low Duration will be deducted from its assets as of the Valuation Time. These expenses are expected to include the costs of printing sufficient copies of its prospectus and any supplements thereto, and its most recent Annual Report and Semi-Annual Report to accompany the Proxy Statement and Prospectus. Certain additional expenses of the Reorganization, including, but not limited to, expenses incurred in connection with obtaining an opinion of counsel with respect to the tax consequences of the Reorganization, the preparation of this Agreement, legal fees, transfer agent fees and audit fees will be borne by Mercury Low Duration and ML Low Duration.

          (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of MLIM Funds on behalf of itself and ML Low Duration and Mercury Funds II on behalf of itself and Mercury Low Duration.

          (a) Mercury Funds II agrees to call a special meeting of the shareholders of Mercury Low Duration to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the approval of this Agreement. It shall be a condition to the obligations of each of the parties hereto that, assuming a quorum is present at such special meeting, Mercury Low Duration shareholders representing a majority of all Mercury Low Duration shares represented in person or by proxy and entitled to be voted thereon at such special meeting shall have approved this Agreement at or prior to the Valuation Time.

          (b) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

          (c) (i) Mercury Funds II agrees that following the consummation of the Reorganization it will take such action necessary to terminate Mercury Low Duration as a series of Mercury Funds II in accordance with the Declaration of Trust of Mercury Funds II and the laws of The Commonwealth of Massachusetts, and (ii) Mercury Low Duration will not make any distributions of any ML Low Duration shares other than to its shareholders and without first paying or adequately providing for the payment of all of its liabilities not assumed by ML Low Duration, if any, and on and after the Closing Date shall not conduct any business except in connection with its termination.

          (d) MLIM Funds will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") on behalf of ML Low Duration and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. ML Low Duration and Mercury Low Duration agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

          (e) Each Fund agrees that by the Closing Date, all Federal and other tax returns and reports required to be filed on or before such date shall have been filed by each such Fund and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining any liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. ML Low Duration agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Mercury Low Duration for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Mercury Low Duration shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Mercury Low Duration with respect to Mercury Low Duration's final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Mercury Low Duration (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by Mercury Low Duration to the extent such expenses have been accrued by Mercury Low Duration in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by ML Low Duration at the time such tax returns and Forms 1099 are prepared.

          (f) Mercury Funds II agrees to mail to Mercury Low Duration shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with applicable notice requirements of its Articles of Incorporation, a Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

          (g) Following the consummation of the Reorganization, ML Low Duration expects to stay in existence and continue its business as a diversified, open-end management investment company registered under the 1940 Act.

          (h) ML Low Duration agrees to comply with the recordkeeping requirements of Rule 17a-8(a)(5) under the 1940 Act after the Reorganization.

          (i) If available at or prior to the Closing Date, ML Low Duration will provide Mercury Low Duration with its Semi-Annual Report to Shareholders for the six months ended December 31, 2002, its unaudited statement of assets and liabilities and unaudited schedule of investments, each as of December 31, 2002.

          (j) If available at or prior to the Closing Date, Mercury Low Duration will provide ML Low Duration with its Semi-Annual Report to Shareholders for the six months ended December 31, 2002, its unaudited statement of assets and liabilities and unaudited schedule of investments, each as of December 31, 2002.

7.   Closing Date.

          (a) Delivery of Mercury Low Duration's assets to be transferred, and the shares of ML Low Duration to be issued, shall be made at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue New York, N.Y. 10019, at 10:00 a.m. Eastern time on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Mercury Funds II, on behalf of Mercury Low Duration, MLIM Funds, on behalf of ML Low Duration, and FAM Trust, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any assets of Mercury Low Duration, for any reason, are not transferable on the Closing Date, Mercury Low Duration shall cause such assets to be transferred to ML Low Duration's account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

          (b) Mercury Low Duration will deliver to ML Low Duration on the Closing Date confirmations or other adequate evidence as to the tax basis of all of the assets delivered to ML Low Duration hereunder.

          (c) As soon as practicable after the close of business on the Closing Date, Mercury Low Duration shall deliver to ML Low Duration a list of the names and addresses of all of the shareholders of record of Mercury Low Duration on the Closing Date and the number of shares of Mercury Low Duration owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for Mercury Low Duration or by its President.

8.   Conditions of Mercury Funds II for the Benefit of Mercury Low Duration.

     The obligations of Mercury Funds II on behalf of Mercury Low Duration hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of Mercury Low Duration shareholders representing a majority of all Mercury Low Duration shares represented in person or by proxy and entitled to be voted thereon at the special meeting of Mercury Low Duration shareholders at which the Reorganization is to be considered, assuming a quorum is present at such meeting; by the Boards of MLIM Funds, Mercury Funds II and FAM Trust; and that ML Low Duration shall have delivered to Mercury Low Duration a copy of the resolution approving this Agreement adopted by the Board of MLIM Funds, certified by the Secretary of MLIM Funds.

          (b) That ML Low Duration shall have furnished to Mercury Low Duration a statement of ML Low Duration's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on ML Low Duration's behalf by the President of MLIM Funds (or any Vice President) and its Treasurer, and a certificate signed by the President of MLIM Funds (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of ML Low Duration since the date of ML Low Duration's most recent Annual or Semi-Annual Report to Shareholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

          (c) That ML Low Duration shall have furnished to Mercury Low Duration a certificate signed by the President of MLIM Funds (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of MLIM Funds on behalf of itself and ML Low Duration made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that MLIM Funds on behalf of itself and ML Low Duration has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

          (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (e) That Mercury Low Duration shall have received an opinion of Sidley Austin Brown & Wood LLP, to the effect that for Federal income tax purposes
     (i) ML Low Duration's acquisition of substantially all of Mercury Low Duration's assets (consisting primarily of all of Mercury Low Duration's shares of the Low Duration Portfolio of FAM Trust) and ML Low Duration's assumption of substantially all of Mercury Low Duration's liabilities in exchange solely for shares of ML Low Duration as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Mercury Low Duration and ML Low Duration will each be deemed to be a "party" to a Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Mercury Low Duration as a result of ML Low Duration's acquisition of substantially all of Mercury Low Duration's assets solely in exchange for shares of ML Low Duration or on the distribution of the ML Low Duration shares to Mercury Low Duration shareholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to ML Low Duration on its receipt of substantially all of Mercury Low Duration's assets in exchange for ML Low Duration shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of Mercury Low Duration on the receipt of shares of ML Low Duration in exchange for their shares of Mercury Low Duration; (v) in accordance with Section 362(b) of the Code, the tax basis of the assets that were acquired by ML Low Duration from Mercury Low Duration (consisting primarily of all of Mercury Low Duration's shares of the Low Duration Portfolio of FAM Trust) in the hands of ML Low Duration will be the same as the tax basis of such assets in the hands of Mercury Low Duration immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of ML Low Duration received by the shareholders of Mercury Low Duration in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of Mercury Low Duration surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for the shares of ML Low Duration acquired in the Reorganization (including fractional shares to which he or she may be entitled) will be determined by including the period for which such shareholder held the shares of Mercury Low Duration exchanged therefor, provided that such Mercury Low Duration shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, ML Low Duration's holding period with respect to the assets that were acquired by ML Low Duration from Mercury Low Duration (consisting primarily of all Mercury Low Duration's shares of Low Duration Portfolio of FAM Trust) will include the period for which such assets were held by Mercury Low Duration; and (ix) the taxable year of Mercury Low Duration will end on the Closing Date and pursuant to Section 381(a) of the Code and regulations thereunder, ML Low Duration will succeed to and take into account certain tax attributes of Mercury Low Duration, such as earnings and profits, capital loss carryovers and method of accounting.

          (f) That all proceedings taken by MLIM Funds on behalf of itself and ML Low Duration and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Mercury Funds II on behalf of Mercury Low Duration.

          (g) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Mercury Low Duration or ML Low Duration, be contemplated by the Commission.

          (h) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of ML Low Duration or would prohibit the Reorganization.

          (i) That Mercury Low Duration shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as special counsel to Mercury Low Duration in connection with the Reorganization, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

          (j) That all of the Board Members of FAM Trust shall have consented in writing to the transfer of all of Mercury Low Duration's shares of the Low Duration Portfolio of FAM Trust to ML Low Duration.

9.   Conditions of MLIM Funds for the Benefit of ML Low Duration.

     The obligations of MLIM Funds, on behalf of ML Low Duration, hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Boards of MLIM Funds, Mercury Funds II and FAM Trust, and by the affirmative vote of Mercury Low Duration shareholders representing a majority of all Mercury Low Duration shares represented in person or by proxy and entitled to be voted thereon at the special meeting of Mercury Low Duration shareholders at which the Reorganization is to be considered, assuming a quorum is present at such meeting; and that Mercury Low Duration shall have delivered to ML Low Duration a copy of the resolution approving this Agreement adopted by the Board of Mercury Funds II and a certificate setting forth the vote Mercury Low Duration shareholders obtained, each certified by the Secretary of Mercury Funds II.

          (b) That Mercury Low Duration shall have furnished to ML Low Duration a statement of Mercury Low Duration's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Mercury Low Duration's behalf by the President of Mercury Funds II (or any Vice President) and its Treasurer, and a certificate signed by the President of Mercury Funds II (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Mercury Low Duration since the date of Mercury Low Duration's most recent Annual or Semi-Annual Report to Shareholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

          (c) That Mercury Low Duration shall have furnished to ML Low Duration a certificate signed by the President of Mercury Funds II (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Mercury Funds II on behalf of itself and Mercury Low Duration made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and that Mercury Funds II on behalf of itself and Mercury Low Duration has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

          (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (e) That ML Low Duration shall have received an opinion of Sidley Austin Brown & Wood LLP with respect to the matters specified in Section 8(e) of this Agreement.

          (f) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Mercury Low Duration or ML Low Duration, be contemplated by the Commission.

          (g) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Mercury Low Duration or would prohibit the Reorganization.

          (h) That ML Low Duration shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood llp, as special counsel to ML Low Duration in connection with the Reorganization, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

          (i) That all proceedings taken by Mercury Funds II on behalf of itself and Mercury Low Duration and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to MLIM Funds on behalf of itself and ML Low Duration.

          (j) That prior to the Closing Date, Mercury Low Duration shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

          (k) That all of the Board Members of FAM Trust shall have consented in writing to the transfer of all of Mercury Low Duration's shares of FAM Trust to ML Low Duration.

10.  Termination, Postponement and Waivers.

          (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of Mercury Low Duration) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of MLIM Funds, Mercury Funds II and FAM Trust; (ii) by the Board of Mercury Funds II if any condition to the obligations of Mercury Funds II or Mercury Low Duration set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of MLIM Funds if any condition to the obligations of MLIM Funds or ML Low Duration set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

          (b) If the transactions contemplated by this Agreement have not been consummated by _____________________, 2003, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of MLIM Funds, Mercury Funds II and FAM Trust.

          (c) In the event of termination of this Agreement pursuant to the provisions hereof, this Agreement shall become void and have no further effect, and there shall not be any liability on the part of either MLIM Funds, on behalf of itself and ML Low Duration, Mercury Funds II, on behalf of itself and Mercury Low Duration, or FAM Trust or persons who are their directors, officers, agents or shareholders in respect of this Agreement.

          (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of either MLIM Funds or Mercury Funds II, respectively (whichever is entitled to the benefit of this Agreement), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken. In addition, the Boards of MLIM Funds, Mercury Funds II and FAM Trust have delegated to FAM the ability to make non-material changes to the transaction contemplated hereby if FAM deems it to be in the best interests of ML Low Duration, Mercury Low Duration or FAM Trust, as the case may be, to do so.

          (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire and terminate on the Closing Date and neither MLIM Funds, on behalf of itself and

     ML Low Duration, nor Mercury Funds II, on behalf of itself and Mercury Low Duration, nor any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director or agent of MLIM Funds or Mercury Funds II or any shareholder or agent of ML Low Duration or Mercury Low Duration against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders, to which that officer, director, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

          (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of MLIM Funds, Mercury Funds II and FAM Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Mercury Low Duration, unless such terms and conditions shall result in a change in the method of computing the number of shares of ML Low Duration to be issued to Mercury Low Duration in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of Mercury Low Duration prior to the special meeting at which the Reorganization shall have been approved, this Agreement shall not be adopted and shall terminate unless Mercury Funds II promptly shall call a special meeting of Mercury Low Duration shareholders at which such conditions so imposed shall be submitted for approval.

11.  Other Matters.

          (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who as of the Closing Date is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), ML Low Duration will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

          THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH LOW DURATION FUND (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to ML Low Duration's transfer agent with respect to such shares. Mercury Low Duration will provide ML Low Duration on the Closing Date with the name of any Mercury Low Duration shareholder who is to the knowledge of Mercury Low Duration an affiliate of Mercury Low Duration on such date.

          (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

          (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to MLIM Funds, on behalf of itself or ML Low Duration, Mercury Funds II, on behalf of itself or Mercury Low Duration, or FAM Trust, in any case at P.O. Box 9011, Princeton, New Jersey 08543-9011, Attn: Terry K. Glenn, President.

          (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

          (e) Copies of the Articles of Incorporation, as amended, of MLIM Funds are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Board Members of MLIM Funds.

          (f) A copy of Mercury Funds II's Declaration of Trust, as amended, is on file with the Secretary of the Commonwealth of Massachusetts. MLIM Funds acknowledges that the obligations of or arising out of this instrument are not binding upon any of Mercury Funds II's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Mercury Funds II. MLIM Funds further acknowledges that the assets and liabilities of each series of Mercury Funds II are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf Mercury Funds II has executed this Agreement.

          (g) Copies of the Certificate of Trust of FAM Trust are on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Board Members of FAM Trust. No Board Member, officer, employee or agent of FAM Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any person in connection with the affairs of FAM Trust; and all such persons shall look solely to FAM Trust's property for satisfaction of claims of any nature against a Board Member, officer, employee or agent of FAM Trust in connection with the affairs of FAM Trust.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                                  MERRILL LYNCH INVESTMENT MANAGERS FUNDS,
                                                  INC., ON BEHALF OF MERRILL LYNCH LOW DURATION
                                                  FUND



                                                  BY:
                                                       ---------------------------------------
                                                                  (TERRY K. GLENN, PRESIDENT)

ATTEST:


  ----------------------------------------
     (PHILLIP S. GILLESPIE, SECRETARY)


                                                  MERCURY FUNDS II, ON BEHALF OF MERCURY LOW
                                                  DURATION FUND



                                                  BY:
                                                       ---------------------------------------
                                                                  (TERRY K. GLENN, PRESIDENT)



ATTEST:


  ----------------------------------------
     (PHILLIP S. GILLESPIE, SECRETARY)


                                                  FUND ASSET MANAGEMENT MASTER TRUST, ON
                                                  BEHALF OF THE LOW DURATION MASTER PORTFOLIO



                                                  BY:
                                                       ---------------------------------------
                                                                  (TERRY K. GLENN, PRESIDENT)

ATTEST:


  ----------------------------------------
     (PHILLIP S. GILLESPIE, SECRETARY)

                                                                      Exhibit II

                               SECURITY OWNERSHIP

     To the knowledge of MLIM Funds, the following persons or entities owned beneficially or of record 5% or more of any class of ML Low Duration's shares as of the Record Date:

                                         Percentage of Class Owned
                                         -------------------------
                                                                                                     Percentage of
Shareholder Name and Address*          Class A      Class B     Class C      Class D     Class R      Fund Owned
-----------------------------          -------      -------     -------      -------     -------      ----------




-------------
*The address for each shareholder listed above is: c/o Merrill Lynch Low Duration Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     To the knowledge of Mercury Funds II, the following persons or entities owned beneficially or of record 5% or more of any class of Mercury Low Duration's shares as of the Record Date:

                                         Percentage of Class Owned
                                         -------------------------
                                                                                                      Percentage of
Shareholder Name and Address*            Class I        Class B         Class C         Class A         Fund Owned
-----------------------------            -------        -------         -------         -------         ----------




-------------
*The address for each shareholder listed above is: c/o Mercury Low Duration Fund, 800 Scudder Mill Road, Plainsboro, New Jersey 08536.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state whee the offer or sale is not permitted.



                              SUBJECT TO COMPLETION
     PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 10, 2003

                       STATEMENT OF ADDITIONAL INFORMATION


                      MERRILL LYNCH LOW DURATION FUND OF
                 MERRILL LYNCH INVESTMENT MANAGERS FUNDS, INC.
                         MERCURY LOW DURATION FUND OF
                               MERCURY FUNDS II
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
                                (609) 282-2800

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Mercury Low Duration Fund ("Mercury Low Duration"), a series of Mercury Funds II ("Mercury Funds II"), and Merrill Lynch Low Duration Fund ("ML Low Duration"), a series of Merrill Lynch Investment Managers Funds, Inc. ("MLIM Funds"), dated February ______, 2003 (the "Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling ML Low Duration at [1-800-995-6526] or by writing to ML Low Duration at the above address. This Statement of Additional Information is incorporated by reference into the Proxy Statement and Prospectus.

     Further information about ML Low Duration is contained in its Statement of Additional Information, dated October 25, 2002, as supplemented, which is incorporated by reference into this Statement of Additional Information.

     Further information about Mercury Low Duration is contained in its Statement of Additional Information, dated October 25, 2002 which is incorporated by reference into this Statement of Additional Information.

     The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of ML Low Duration, Mercury Low Duration and Fund Asset Management Master Trust ("FAM Trust"), other material incorporated by reference herein, and other information regarding ML Low Duration, Mercury Low Duration and FAM Trust.

                                TABLE OF CONTENTS

General Information......................................................  SAI-2
Financial Statements.....................................................  SAI-2
Pro Forma Combined Schedule of Investments (unaudited)...................    F-1
Pro Forma Combined Schedule of Assets and Liabilities (unaudited)........    F-7
Pro Forma Combined Statement of Operations (unaudited)...................    F-9
Notes to Financial Statements............................................   F-10

   The date of this Statement of Additional Information is February ____, 2003

                               GENERAL INFORMATION

     The shareholders of Mercury Low Duration are being asked to approve the reorganization pursuant to which ML Low Duration will acquire substantially all of the assets, and assume substantially all of the liabilities, of Mercury Low Duration, in exchange solely for newly-issued shares of common stock of ML Low Duration. Mercury Low Duration will then distribute such shares of ML Low Duration common stock to its shareholders. Mercury Low Duration will thereafter be terminated as a series of Mercury Funds II under the Declaration of Trust of Mercury Funds II.

     ML Low Duration and Mercury Low Duration are "feeder" funds that invest all of their respective assets in the Low Duration Master Portfolio of FAM Trust, which has the same investment objectives as each of the "feeder" funds. All investments are made, and all portfolio management occurs, at the FAM Trust level. A Special Meeting of Stockholders of Mercury Low Duration to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on March 21, 2003 at ___[a.m.], Eastern Time.

     For detailed information about the Reorganization, shareholders of Mercury Low Duration should refer to the Proxy Statement and Prospectus dated February , 2003. For further information about ML Low Duration, shareholders should refer to ML Low Duration's Statement of Additional Information, dated October 25, 2002, as supplemented, which is incorporated by reference herein.

                              FINANCIAL STATEMENTS

     Pro forma financial statements reflecting consummation of the Reorganization are included herein.

ML Low Duration

     Audited financial statements and accompanying notes for the fiscal year ended June 30, 2002, and the independent auditors' report thereon, dated August 20, 2002, of ML Low Duration and the Low Duration Master Portfolio of FAM Trust are incorporated herein by reference from ML Low Duration's June 30, 2002 Annual Report to Stockholders.

Mercury Low Duration

     Audited financial statements and accompanying notes for the fiscal year ended June 30, 2002, and the independent auditors' report thereon, dated August 20, 2002, of Mercury Low Duration and the Low Duration Master Portfolio of FAM Trust are incorporated herein by reference from Mercury Low Duration's June 30, 2002 Annual Report to Shareholders.

                                               SCHEDULE OF INVESTMENTS
                                          FOR LOW DURATION MASTER PORTFOLIO
                                                 As of June 30, 2002


-------------------------------------------------------------------------------------------------------------------
Corporate Bonds & Notes - 31.7%                                                    Face Amount              Value

-------------------------------------------------------------------------------------------------------------------
Automotive - 3.9%
Ford Motor Credit Company:
   5.75% due 2/23/2004                                                              $3,750,000         $3,803,771
   7.50% due 3/15/2005                                                               2,000,000          2,091,610
   7.60% due 8/01/2005                                                               4,400,000          4,619,547
General Motors Acceptance Corp.:
   7.625% due 6/15/2004                                                              5,000,000          5,289,845
   6.85% due 6/17/2004                                                               4,000,000          4,183,080
                                                                                                    -------------
                                                                                                       19,987,853
-------------------------------------------------------------------------------------------------------------------
Banking - 4.4%
Bank of America Corporation,4.75% due 10/15/2006                                     5,000,000          5,021,990
First Security Corporation - Delaware, 5.875% due 11/01/2003                         5,000,000          5,199,075
US Bancorp, 6.875% due 12/01/2004                                                    5,000,000          5,345,040
Wells Fargo Company, 6.625% due 7/15/2004                                            6,500,000          6,933,817
                                                                                                    -------------
                                                                                             -         22,499,922
-------------------------------------------------------------------------------------------------------------------
Cable & Media - 0.5%
Comcast Cable Communications, 6.375% due 1/30/2006                                   2,940,000          2,847,443
-------------------------------------------------------------------------------------------------------------------
Defense - 0.6%
Litton Industries Inc., 6.05% due 4/15/2003                                          3,240,000          3,303,135
-------------------------------------------------------------------------------------------------------------------
Electric - Integrated - 0.2%
Americana Electric Power, 5.50% due 5/15/2003                                        1,000,000          1,011,356
-------------------------------------------------------------------------------------------------------------------
Electronics Distribution - 0.4%
Detroit Edison Company, 5.05% due 10/01/2005                                         2,000,000          2,031,878
-------------------------------------------------------------------------------------------------------------------
Financial Services - 10.9%
Associates Corp. NA, 5.75% due 11/01/2003                                            5,000,000          5,195,190
Bear Stearns Companies Inc., 6.15% due 3/02/2004                                     4,475,000          4,662,981
CIT Group Inc., 5.625% due 5/17/2004                                                13,100,000         12,568,926
Citigroup Inc., 5.70% due 2/06/2004                                                  1,425,000          1,482,033
Countrywide Home Loan:
   5.25% due 5/22/2003                                                               1,600,000          1,637,158
   5.25% due 6/15/2004                                                               2,400,000          2,467,094
Donaldson, Lufkin & Jenrette Inc., 6.875% due 11/01/2005                             1,450,000          1,562,088
General Electric Capital Corporation, 4.25% due 1/28/2005                            3,000,000          3,032,652
Household Financial Corporation, 6.50% due 1/24/2006                                 5,700,000          5,827,600
International Lease Finance Corporation, 5.50% due 6/07/2004                         5,000,000          5,153,955
Lehman Brothers Holdings, Inc., 6.625% due 4/01/2004                                 5,000,000          5,244,750



                                      F-1

Pemex Finance Ltd.:
   9.14% due 8/15/2004                                                                 324,000            343,194
   8.45% due 2/15/2007                                                               3,095,414          3,347,999
Salomon Inc.,6.75% due 8/15/2003                                                     3,350,000          3,499,209
                                                                                                    -------------
                                                                                                       56,024,829
-------------------------------------------------------------------------------------------------------------------
Food Distribution - 1.0%
Pepsi Bottling Holdings Inc., 5.375% due 2/17/2004                                   5,000,000          5,168,915
-------------------------------------------------------------------------------------------------------------------
Foods - 0.3%
Conagra Inc., 7.40% due 9/15/2004                                                    1,200,000          1,287,316
-------------------------------------------------------------------------------------------------------------------
Government National Bonds - Foreign - 0.5%
Federal Republic of Brazil, 11.625% due 4/15/2004                                    2,750,000          2,436,500
-------------------------------------------------------------------------------------------------------------------
Insurance - 0.7%
Marsh & McLennan Companies Inc., 6.625% due 6/15/2004                                3,500,000          3,701,583
-------------------------------------------------------------------------------------------------------------------
Oil - Integrated - 1.9%
Ashland Inc., 2.491% due 3/07/2003(a)                                                2,400,000          2,387,928
Occidental Petroleum Corp. (MOPPRS), 6.40% due 4/01/2003(a)(f)                       5,250,000          5,384,222
Williams Companies Inc., 6.20% due 8/01/2002                                         2,000,000          1,980,986
                                                                                                    -------------
                                                                                                        9,753,136
-------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trust - 5.6%
Avalonbay Communities, 6.58% due 2/15/2004                                           1,000,000          1,041,665
Developers Divers Realty, 6.95% due 7/23/2004                                        5,000,000          5,233,485
Health Care Properties Inc.:
   9% due 3/01/2004                                                                    900,000            977,837
   7.48% due 4/05/2004                                                               3,000,000          3,192,960
Nationwide Health Properties, 6.90% due 10/01/2037                                   5,000,000          5,078,870
Security Capital Group, 7.80% due 1/19/2005                                          5,000,000          5,461,105
Susa Partnership LP, 6.95% due 7/01/2006                                             6,951,000          7,524,200
                                                                                                    -------------
                                                                                                       28,510,122
-------------------------------------------------------------------------------------------------------------------
Telecommunications- 0.8%
Qwest Capital Funding, 5.875% due 8/03/2004                                          5,000,000          3,250,000
WorldCom, Inc., 0% due 4/01/2004                                                     5,000,000            800,000
                                                                                                    -------------
                                                                                                        4,050,000
-------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds & Notes (Cost - $166,877,990)                                                   162,613,988
-------------------------------------------------------------------------------------------------------------------


Government Agency Mortgage-Backed Securities** - 8.1%


-------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations - 8.1%
Fannie Mae:
   1993-6 S, 19.495% due 1/25/2008(a)                                                  640,167            743,202
   1994-60 D, 7% due 4/25/2024                                                          30,000             31,123



                                      F-2

   1999-53 AT, 6% due 10/25/2013                                                     1,500,258          1,529,325
   G94-9 PH, 6.50% due 9/17/2021                                                     2,750,000          2,906,218
Freddie Mac:
   6% (c)                                                                           20,000,000         20,437,020
   E01009, 6.50% due 8/01/2016                                                       4,000,000          4,151,986
   E88102, 6.50% due 2/01/2017                                                       6,000,000          6,226,126
   1484-H, 6% due 11/15/2021                                                         1,191,087          1,203,577
   1617-D, 6.50% due 11/15/2023 (c)                                                     71,000             71,758
Ginnie Mae, 2001-7 TV, 6% due 2/20/2025                                              4,000,000          4,086,250
                                                                                                    -------------
                                                                                                       41,386,585

-------------------------------------------------------------------------------------------------------------------

Stripped Mortgage-Backed Securities - 0.0%

Fannie Mae, 1998-48 CL, 6.50% due 8/25/2028(b)                                         346,476              7,966

-------------------------------------------------------------------------------------------------------------------
Total Government Agency Mortgage-Backed Securities (Cost - $41,012,880)                                41,394,551

-------------------------------------------------------------------------------------------------------------------

Government Agency Obligations - 6.3%

   Federal Farm Credit Bank, 5.15% due 3/05/2004                                     9,280,000          9,586,732
   Federal Home Loan Bank, 5.25% due 2/13/2004                                      11,000,000         11,401,500
   Freddie Mac:  3.25% due 12/15/2003                                               11,360,000         11,493,491

-------------------------------------------------------------------------------------------------------------------

Total Government Agency Obligations (Cost - $31,965,733)                                               32,481,723


-------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities** - 17.7%

-------------------------------------------------------------------------------------------------------------------
ABN AMRO Mortgage Corporation, 2001-1A 1A3, 4.75% due 11/25/2031                     5,000,000          5,137,030
ARNC Auto Owner Trust, 2001-A A3, 3.76% due 10/17/2005                               5,000,000          5,073,088
Advanta Mortgage Loan Trust, 1998-2 A17, 6.05% due 9/25/2018                           184,648            189,420
Asset Backed Funding Certificates, 1999-1 A2F, 7.641% due 10/25/2030                   947,362            994,742
Banc of America Commercial Mortgage Inc., 2000-1, A1A, 7.109% due 11/15/2008         2,711,625          2,921,095
Bank of America Mortgage Securities:
   2000-A A-1, 6.948% due 1/25/2031(a)                                               1,361,921          1,381,073
   2001-B A2, 6.069% due 6/25/2031                                                   1,770,952          1,780,084
CIT Equipment Collateral, 2002-VT1 A3, 4.03% due 1/20/2006                           5,000,000          5,070,439
CS First Boston Mortgage Securities Corporation:
   1995-WF1, AX, 1.338% due 12/21/2027(a)(b)(c)                                      5,643,334             74,217
   2001-CK6 A1, 4.393% due 7/15/2006                                                 4,395,268          4,459,808
Centex Home Equity:
   2001-B A2, 5.35% due 10/25/2022                                                   3,296,000          3,358,830
   2001-C A2, 3.94% due 2/25/2025                                                    4,000,000          4,026,792
Chase Manhattan Auto Owner Trust, 2002-B, 4.24% due 1/15/2009                        5,000,000          5,018,293
CityScape Home Equity Loan Trust, 1996-4 A10, 7.40% due 9/25/2027 (c)                1,343,618          1,399,035
Countrywide Home Equity Loan Trust, 1999-A, 2.159% due 4/15/2025(a)                    461,369            461,144
Countrywide Home Loans, 2001-6 1A1, 7% due 4/25/2031                                 2,571,701          2,622,724
Daimler Chrysler Auto Trust, 2001-D A4, 3.78% due 2/06/2007                          5,000,000          5,011,763
Duck Auto Grantor Trust (c):
   2000-B A, 7.26% due 5/15/2005                                                     1,027,850          1,029,777



                                      F-3

   2001-B A, 4.737% due 10/17/2005                                                     495,986            500,946
First Union NB-Bank of America Commercial Mortgage Trust, 2001-C1 A1,                1,163,835          1,158,016
5.711% due 3/15/2033
GMAC Mortgage Corporation Loan Trust, 2002-HE A2, 4.63% due 6/25/2027 (c)            5,000,000          5,077,200
GS Mortgage Securities Corporation II, 1998-C1 A1, 6.06% due 10/18/2030              3,625,429          3,748,826
Green Tree Recreational, Equipment & Consumer Trust, 1996-C A1, 2.08% due              532,312            532,570
10/15/2017
Harley-Davidson Motorcycle Trust, 2001-2 A2, 4.72% due 6/15/2009                     2,500,000          2,569,750
IndyMac Home Equity Loan Asset-Backed Trust, 2001-B AF3, 5.692% due                  2,250,000          2,288,672
3/25/2027(a)
John Deere Owner Trust, 2001-A A3, 3.26% due 10/17/2005                              5,000,000          5,030,290
M & I Auto Loan Trust, 2001-1 A4, 4.97% due 3/20/2007                                2,590,000          2,669,521
Nomura Asset Securities Corporation, 1995-MD3 A1B, 8.15% due 3/04/2020               2,732,080          2,974,215
PSE&G Transition Funding LLC, 2001-1 A2, 5.74% due 3/15/2007                         6,595,000          6,860,354
Resoulution Trust Corporation:
   1994-C1 E, 8% due 6/25/2026                                                       3,354,604          3,354,604
   1994-C1 F, 8% due 6/25/2026                                                       1,582,981          1,582,981
USAA Auto Owner Trust, 2001-2 A3, 3.20% due 2/15/2006                                2,000,000          2,013,788
Walsh Acceptance, 1997-2 A, 2.84% due 3/01/2027 (a) (c)                                322,854            193,712
                                                                                                    -------------
-------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (Cost - $90,168,550)                                                     90,564,799

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Non-Agency Mortgage-Backed Securities** - 9.6%

-------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations - 9.5%

Blackrock Capital Finance LP, 1997-R2 AP, 1.097% due 12/25/2035(a)(c)                  372,224            397,639
Chase Mortgage Finance Corporation, 1998-S4 A3, 6.55% due 8/25/2028                    963,457            973,554
Citicorp Mortgage Securities, Inc., 1994-4 A6, 6% due 2/25/2009                        365,373            370,269
Countrywide Funding Corp, 1994-17, A9, 8% due 7/25/2024                                  4,000              4,143
Countrywide Home Loans, 1998-3 A1, 6.80% due 4/25/2028                                   5,115              5,185
GE Capital Mortgage Services, Inc., 1996-5 A4, 6.75% due 3/25/2011                   5,545,611          5,625,745
Housing Securities Inc., 1994-2 B1, 6.50% due 7/25/2009                                126,032             98,601
Ocwen Residential MBS Corporation, 1998-R2 AP, 7.085% due 11/25/2034(a) (c)          1,339,940          1,310,419
Permanent Financing PLC, 1 2A, 4.20% due 6/10/2007                                   5,000,000          5,060,600
Residential Asset Mortgage Products, Inc., 2002-RZ1 A2, 4.30% due 4/25/2023          9,000,000          9,092,176
Residential Funding Mortgage Securities I:
   2001-S15 A8, 6% due 7/25/2031                                                     5,057,055          5,109,497
   2001-S24 A8, 5.50% due 10/25/2031                                                 3,694,113          3,722,188
Salomon Brothers Mortgage Securities VI, 1986-1 A, 6% due 12/25/2011                   122,840            125,782
Structured Mortgage Asset Residential Trust:
   1991-1H, 8.25% due 6/25/2022                                                         11,574             12,289
   1992-3A AA, 8% due 10/25/2007                                                        33,294             34,862
   1993-5A AA, 10.191% due 6/25/2024(a)                                                 34,333             36,914
Washington Mutual:
   2000-1 B1, 5.84% due 1/25/2040(a)(c)                                              1,900,000          1,888,422
   2002-AR4, 5.039% due 4/25/2032                                                    5,000,000          4,982,031
Wells Fargo Mortgage Backed Securities Trust, Series 2002-A A2, 5.90%                9,328,166          9,546,150
due 3/25/2032
                                                                                                    -------------
                                                                                                       48,396,466



                                      F-4

-------------------------------------------------------------------------------------------------------------------
Pass-Through Securities - 0.0%
Citicorp Mortgage Securities, Inc., 1989-8 A1, 10.50% due 6/25/2019                    135,640            149,236

-------------------------------------------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities - 0.1%
Asset Securitization Corporation, 1997-D5, ACS1, 2.091% due 2/14/2043(a)(b)         26,784,881            223,539
Saxon Asset Securities Trust, 2000-2 AIO, 6% due 7/25/2030(b)                       14,625,000            342,773
                                                                                                    -------------
                                                                                                          566,312

-------------------------------------------------------------------------------------------------------------------
Total Non-Agency Mortgage-Backed Securities (Cost - $48,794,016)                                       49,112,014


-------------------------------------------------------------------------------------------------------------------
Preferred Stock - 0.2%                                                                  Shares

-------------------------------------------------------------------------------------------------------------------
Home Ownership Funding 2                                                                 1,500            975,211

-------------------------------------------------------------------------------------------------------------------
Total Preferred Stock (Cost - $1,500,000)                                                                 975,211


-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 13.6%                                                  Face Amount


-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes:
   4.75% due 2/15/2004(d)                                                            3,890,000          4,024,158
   3.625% due 3/31/2004                                                             20,000,000         20,309,200
   3.25% due 5/31/2004                                                              25,000,000         25,191,400
   4.375% due 5/15/2007                                                             20,000,000         20,275,000


-------------------------------------------------------------------------------------------------------------------
Total US Treasury Obligations (Cost - $69,548,703)                                                     69,799,758


Short-Term Investments - 15.1%                                                     Face Amount

-------------------------------------------------------------------------------------------------------------------
Commercial Paper* - 8.1%
AOL Time Warner, Inc., 1.97% due 7/11/2002                                           1,450,000         $1,449,207
Amerada Hess Corporation, 2.10% due 7/01/2002                                       10,000,000         10,000,000
Dorada Finance Inc., 1.80% due 7/15/2002                                             2,800,000          2,797,676
Pearson Holdings, Inc., 2% due 7/08/2002                                             5,731,000          5,728,771
Pfizer Inc., 1.74% due 7/02/2002                                                     2,800,000          2,799,412
Phillips Petroleum Company, 2% due 7/03/2002                                        13,866,000         13,864,459
Reed Elsevier Inc., 1.98% due 7/08/2002                                              2,093,000          2,092,194
Toyota Motor Credit Corp., 1.72% due 7/01/2002                                       2,800,000          2,799,580
                                                                                                    -------------
                                                                                                       41,531,299

-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations* -7.0%

U.S. Treasury Bills, 1.87% due 11/29/2002                                           36,000,000         35,746,308


-------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost- $77,250,652)                                                       77,277,607



                                      F-5

-------------------------------------------------------------------------------------------------------------------

Total Investments (Cost - $527,118,524)- 102.3%                                                       524,219,651
Time Deposit - 0.7%***                                                                                  3,308,496
Unrealized Appreciation on Interest Rate Spreadlocks- 0.0% (e)****                                         10,810
Liabilities in Excess of Other Assets - (3.0%)                                                        (15,204,088)

                                                                                                    -------------
Net Assets - 100.0%                                                                                  $512,334,869
                                                                                                    =============

(a)     Floating rate note.
(b)     Represents the interest only portion of a mortgage-backed
        obligation.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of
        1933.
(d)     All or a portion of a security held as collateral in
        connection with open interest rate spreadlocks.
(e) Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $56,000, representing .01% of net assets.
       ------------------------------------------------------------------------
                Issue              Acquisition Date     Cost        Value
       ------------------------------------------------------------------------

        European Spreadlock             6/05/2002      $44,750     $55,560

       ------------------------------------------------------------------------
        Total                                          $44,750     $55,560
       ------------------------------------------------------------------------
(f)     Mandatory Par Put Remarketed Securities (MOPRS).
*       Commercial Paper and certain U.S. government obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the
        Portfolio.
**      Mortgage-Backed and Asset-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
***     Time deposit bears interest at 0.77% and matures on 7/01/2002.
****    Interest rate spreadlocks purchased as of June 30, 2002 were as follows:

----------------------------------------------------------------------------------------------------------
   Notional Par Value           Issue               Exchange          Expiration Date       Value

----------------------------------------------------------------------------------------------------------
      $10,000,000        European Spreadlock   Over-the-Counter -        July 2002         $55,560
                                                     Other

----------------------------------------------------------------------------------------------------------
Total Interest Rate Spreadlocks Purchased
(Total Contract Price - $44,750)                                                           $55,560
                                                                                           =======

----------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                       FOR MERRILL LYNCH LOW DURATION FUND
                          AND MERCURY LOW DURATION FUND
                         As of June 30, 2002 (Unaudited)

     The following unaudited pro forma Combined Statement of Assets and Liabilities has been derived from the Statements of Assets and Liabilities of Merrill Lynch Low Duration Fund and Mercury Low Duration Fund at June 30, 2002 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at June 30, 2002. The pro forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at June 30, 2002. The pro forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the audited financial statements of Merrill Lynch Low Duration Fund included in its Annual Report to Shareholders for the fiscal year ended June 30, 2002, which is incorporated herein by reference and the financial statements and related notes from the audited financial statements of Mercury Low Duration Fund included in its June 30, 2002 Annual Report to Shareholders which is incorporated herein by reference.

                                                                                                           Pro Forma
                                                                    Mercury                                   for
                                                  ML Low          Low Duration        Pro Forma             Combined
                                               Duration Fund          Fund          Adjustments (1)           Fund
                                                 (audited)         (audited)          (unaudited)          (unaudited)
                                               -------------      ------------      ---------------        -----------
Assets:
Investments in Low Duration Master
Portfolio, at value**                           $ 324,932,573      $ 187,402,184                         $ 512,334,757
Prepaid registration fees and other assets             34,921             14,039                                48,960
                                                -------------      -------------      -------------      -------------
Total assets                                      324,967,494        187,416,223                           512,383,717
                                                -------------      -------------      -------------      -------------

Liabilities:
Payables:
Dividends to shareholders                             274,602            195,399                               470,001
Distributor                                           141,074              3,148                               144,222
Reorganization costs                                  193,830                  -      $      63,500            257,330
Investment advisor                                     12,308                  -                                12,308
Administrator                                          12,374             18,413                                30,787
Accrued expenses and other liabilities                157,798            214,125                               371,923
                                                -------------      -------------      -------------      -------------
Total liabilities                                     791,986            431,085             63,500          1,286,571
                                                -------------      -------------      -------------      -------------

Net Assets:

Net Assets                                      $ 324,175,508      $ 186,985,138      $     (63,500)     $ 511,097,146
                                                =============      =============      =============      =============


Net Assets Consist of:
Class A Common Stock, at par value*,
100,000,000 shares authorized                   $      22,939                  -      $     172,015      $     194,954
Class B Common Stock, at par value*,
200,000,000 shares authorized                          63,564                  -                967             64,531
Class C Common Stock, at par value*,
100,000,000 shares authorized                         124,654                  -                483            125,137
Class D Common Stock, at par value*,
100,000,000 shares authorized                         108,294                  -             10,409            118,703
Paid-in capital in excess of par                  329,945,202      $ 198,995,517           (247,374)       528,693,345
Undistributed (accumulated) investment
income (loss) - net                                   (95,522)           115,550                                20,028
Accumulated realized capital losses on
investments and foreign currency
transactions from the Portfolio-net                (4,091,473)       (11,140,015)                          (15,231,488)
Unrealized depreciation on investments from
the Portfoliot-net                                 (1,902,150)          (985,914)                           (2,888,064)
                                                -------------      -------------      -------------      -------------

Net assets                                      $ 324,175,508      $ 186,985,138      $     (63,500)     $ 511,097,146
                                                =============      =============      =============      =============

Net Asset Value:
Class A/I:

Net assets                                      $  23,324,840      $ 174,939,399      $     (40,928)     $ 198,223,311
                                                =============      =============      =============      =============



                                                      F-7

                                                                                                           Pro Forma
                                                                      Mercury                                 for
                                                  ML Low           Low Duration         Pro Forma          Combined
                                               Duration Fund           Fund           Adjustments (1)        Fund
                                                 (audited)           (audited)        (unaudited)         (unaudited)
                                               --------------      -------------      --------------     -------------

Shares outstanding                                  2,293,850         17,803,611           (602,063)        19,495,398
                                                =============      =============      =============      =============
Net Asset Value                                 $       10.17      $        9.83                         $       10.17
                                                =============      =============      =============      =============
Class B:
Net assets                                      $  64,456,964      $     980,405      $      (4,476)     $  65,432,893
                                                =============      =============      =============      =============
Shares outstanding                                  6,356,410             99,937             (3,271)         6,453,076
                                                =============      =============      =============      =============
Net Asset Value                                 $       10.14      $        9.81                         $       10.14
                                                =============      =============      =============      =============
Class C:

Net Assets                                      $ 126,379,958      $     489,475      $      (8,453)     $ 126,860,980
                                                =============      =============      =============      =============
Shares outstanding                                 12,465,425             48,617               (345)        12,513,697
                                                =============      =============      =============      =============
Net Asset Value                                 $       10.14      $       10.07                         $       10.14
                                                =============      =============      =============      =============
Class D/A:

Net Assets                                      $ 110,013,746      $  10,575,859      $      (9,643)     $ 120,579,962
                                                =============      =============      =============      =============
Shares outstanding                                 10,829,390          1,074,992            (34,102)        11,870,280
                                                =============      =============      =============      =============
Net Asset Value                                 $       10.16      $        9.84                         $       10.16
                                                =============      =============      =============      =============
*Par value                                      $        0.01                  -
                                                =============      =============
** Identified Cost                              $ 326,834,723      $ 188,388,098                         $ 515,222,821

(1) Reflects the charge for estimated Reorganization expenses of $63,500, of which $21,400 is attributable to Merrill Lynch Low Duration Fund and $42,100 is attributable to Mercury Low Duration Fund.

See Note to Financial Statements.

                 PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR
                         MERRILL LYNCH LOW DURATION FUND
                            MERCURY LOW DURATION FUND
                  For the Period July 1, 2001 to June 30, 2002
                                   (Unaudited)

     The following unaudited pro forma Combined Statement of Operations has been derived from the Statements of Operations of Merrill Lynch Low Duration Fund and Mercury Low Duration Fund for the period July 1, 2001 to June 30, 2002, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at July 1, 2001. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on July 1, 2001 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the audited financial statements of Merrill Lynch Low Duration Fund included in its Annual Report to Shareholders for the fiscal year ended June 30, 2002 which is incorporated herein by reference, and the financial statements and related notes from the audited financial statements of Mercury Low Duration Fund included in its June 30, 2002 Annual Report to Shareholders which is incorporated herein by reference.

                                                                      Mercury                         Pro Forma for
                                                    ML Low         Low Duration      Pro Forma          Combined
                                                Duration Fund          Fund        Adjustments (1)      Fund (2)
                                                  (audited)          (audited)      (unaudited)        (unaudited)
                                                -------------      ------------    ---------------    -------------

Investment Income From the Portfolio - Net:
   Interest                                     $  5,448,013      $ 12,454,147                        $ 17,902,160
   Dividends                                          64,768           185,319                             250,087
   Expenses                                         (342,150)         (729,443)                         (1,071,593)
                                                ------------      ------------      ------------      ------------
Net investment income from the Portfolio           5,170,631        11,910,023                          17,080,654
                                                ------------      ------------      ------------      ------------
Expenses:
   Administration fees                               270,184           573,071                             843,255
   Account maintenance and distribution
   fees - Class C                                    444,318             1,968                             446,286
   Account maintenance and distribution
   fees - Class B                                    279,376             4,111                             283,487
   Transfer agent fees - Class A                       6,725           182,996                             189,721
   Printing and shareholder reports                   59,544            84,073           (67,167)           76,450
   Registration fees                                  56,360            50,685           (50,685)           56,360
   Account maintenance fees - Class D                 42,367            46,347                              88,714
   Professional fees                                  23,774            29,778           (29,778)           23,774
   Transfer agent fees - Class C                      31,206               192                              31,398
   Transfer agent fees - Class D                      10,297            16,536                              26,833
   Transfer agent fees - Class B                      20,283               512                              20,795
   Offering costs                                     18,607                 -           (18,607)                -
   Pricing fees                                          127                 -              (127)                -
   Other                                               8,614            10,430            (6,438)           12,606
                                                ------------      ------------      ------------      ------------
   Total expenses before reimbursement             1,271,782         1,000,699          (172,802)        2,099,679
   Reimbursement of expenses                        (220,966)         (348,267)                           (569,233)
                                                ------------      ------------      ------------      ------------
   Total expenses after reimbursement              1,050,816           652,432          (172,802)        1,530,446
                                                ------------      ------------      ------------      ------------
   Investment income - net                         4,119,815        11,257,591           172,802        15,550,208
                                                ------------      ------------      ------------      ------------
Realized and Unrealized Gain(Loss) on
Investments & Foreign Currency Transactions -
Net:
   Realized gain (loss) on:
   Investments - net                                (691,104)        1,834,351                           1,143,247
   Foreign currency transactions - net              (140,946)          (87,911)                           (228,857)
   Change in unrealized appreciation/
   depreciation  on investments from the
   Portfolio - net                                (1,694,397)       (1,384,458)                         (3,078,855)
Net Increase in Net Assets Resulting from       ------------      ------------      ------------      ------------
Operations                                      $  1,593,368      $ 11,619,573      $    172,802      $ 13,385,743
                                                ============      ============      ============      ============


(1) Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, legal and other services and excludes non-recurring offering expenses of $18,607 attributable to Merrill Lynch Low Duration Fund.

(2) This Pro Forma Combined Statement of Operations excludes non-recurring estimated Reorganzation expenses of $63,500, of which $21,400 is attributable to Merrill Lynch Low Duration Fund and $42,100 is attributable to Mercury Low Duration Fund.

See Notes to Financial Statements.

                         Merrill Lynch Low Duration Fund

              NOTES TO PRO FORMA FINANCIAL STATEMENTS (unaudited)

1. Significant Accounting Policies:
Merrill Lynch Low Duration Fund (the "Fund") is a series of Merrill Lynch Investment Managers Funds, Inc. (the "Company"). The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Low Duration Master Portfolio (the "Portfolio") of Fund Asset Management Master Trust, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited pro forma financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature for a Reorganization. Assuming the Reorganization had taken place on June 30, 2002, the percentage of the Portfolio owned by the Fund on such date would have been 100%. As of June 30, 2002, the Fund offered four classes of shares under the Merrill Lynch Select Pricing (sm) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares, and Class B and Class C Shares bear the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments - The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses - The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees - Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions - Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions - Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification - Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,062,198 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $537,210 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Transactions with Affiliates:
The Company has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM contractually agreed to pay all annual operating expenses of Class A, Class B, Class C and Class D Shares in excess of .58%, 1.48%, 1.48% and .83%, respectively, as applied to the daily net assets of each class through June 30, 2002. For the year ended June 30, 2002, FAM earned fees of $270,184, of which $220,966 was waived.

The Company has also entered into a Distribution Agreement and Distributions Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                           Account Maintenance Fee              Distribution Fee
--------------------------------------------------------------------------------
Class B                             .25%                              .65%
--------------------------------------------------------------------------------
Class C                             .25%                              .65%
--------------------------------------------------------------------------------
Class D                             .25%                               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

--------------------------------------------------------------------------------
                                   FAMD                                  MLPF&S
--------------------------------------------------------------------------------
Class D                           $23,297                                $92,204
--------------------------------------------------------------------------------

For the year ended June 30, 2002, MLPF&S received contingent deferred sales charges of $81,799 and $49,636 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $10,375 and $4,981 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Company are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification.

     Reference is made to Article V of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws and Section 2-418 of the Maryland General Corporation Law.

     Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "Investment Company Act"), may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt of the advance, or (c) a majority of a quorum of the Registrant's disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.   Exhibits

(1) (a) -- Articles of Incorporation of the Registrant.(1)

    (b) -- Certificate of Correction.(1)

    (c) -- Articles Supplementary (6)

(2)     -- By-Laws of the Registrant.(1)

(3)     -- Portions of Articles of Incorporation and By-Laws of the Registrant
           defining the rights of holders of shares of common stock of the Registrant.(1)

(4)     -- None.

(5) (a) -- Form of Distribution Agreement between the Registrant and FAM
           Distributors, Inc. (including form of Selected Dealer Agreement).(1)

    (b) -- Form of Class B Shares Distribution Plan of the Registrant.(1)

    (c) -- Form of Class C Shares Distribution Plan of the Registrant.(1)

    (d) -- Form of Class D Shares Distribution Plan of the Registrant.(1)

(6)     -- None.

(7)     -- None.

(8) (a) -- Amended Transfer Agency, Dividend Disbursing Agency and Shareholder
           Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.*

    (b) -- Agreement relating to use of name between the Registrant and Merrill Lynch & Co., Inc.(1)

    (c) -- Expense Cap Agreement.(2)

    (d) -- Amended and Restated Expense Cap Agreement.(5)

    (e) -- Administration Agreement for Merrill Lynch Low Duration Fund.(5)

    (f) -- Administration Agreement for Merrill Lynch Total Return Bond Fund.(5)

    (g) -- Credit Agreement.(3)

    (h) -- Administrative Services Agreement with State Street Bank and Trust Company.(4)

    (i) -- Certificate of Fund Asset Management, L.P.(2)

(9)     -- None.

(10)    -- Merrill Lynch Select Pricing System Plan pursuant to Rule 18f-3.(1)

(11)    -- Opinion of Sidley Austin Brown & Wood LLP, special counsel for ML Low
           Duration Fund.

(12)    -- None.

(13)    -- Tax Opinion of Sidley Austin Brown & Wood LLP, special counsel for ML
           Low Duration Fund.*

(14)(a) -- Consent of Ernst & Young LLP, independent auditors for Merrill Lynch
           Low Duration Fund.

    (b) -- Consent of Ernst & Young LLP, independent auditors for Mercury Low Duration Fund.

(15)    -- Power of Attorney.(7)

(16)    -- Code of Ethics.(1)

17(a)   -- Prospectus, dated October 25, 2002, as supplemented, and Statement of
           Additional Information dated October 25, 2002, as supplemented, of the Registrant.

  (b) -- Prospectus, dated October 25, 2002, and Statement of Additional Information dated October 25, 2002, of Mercury Low Duration Fund.

  (c) -- Annual Report to Stockholders of the Registrant for the fiscal year ended June 30, 2002.

  (d) -- Annual Report to Shareholders of Mercury Low Duration Fund for the fiscal year ended June 30, 2002.

  (e)   -- Form of Proxy Card.

----------------
(1) Incorporated by reference and previously filed as an exhibit to the Registration Statement on Form N-1A filed on August 11, 2000 (File No. 333-43552).
(2) Incorporated by reference and previously filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on October 6, 2000 (File No. 333-43552).
(3) Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973) filed on December 14, 2000.
(4) Incorporated by reference and previously filed as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Mercury HW Variable Trust filed on February 28, 2001 (File No. 333-24349).
(5) Incorporated by reference and previously filed as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on October 25, 2001 (File No. 333-43552).
(6) Incorporated by reference and previously filed as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed on December 20, 2002 (File No. 333-43552).
(7) Included on the signature page of this Registration Statement. (*) To be filed by post-effective amendment.


Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, a copy of an opinion of counsel as to certain tax matters within a reasonable time after receipt of such opinion.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 10th day of January, 2003.

                                        MERRILL LYNCH INVESTMENT MANAGERS
                                        FUNDS, INC.
                                                       (Registrant)


                                        By:       /s/ Terry K. Glenn
                                           -------------------------------------
                                                (Terry K. Glenn, President)

     Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke, and Phillip S. Gillespie, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signatures                                 Title                                  Date
              ----------                                 -----                                  ----

          /s/ Terry K. Glenn
      -----------------------------
           (Terry K. Glenn)                   President (Principal Executive              January 10, 2003
                                              Officer) and Director


          /s/ Donald C. Burke
      -----------------------------
           (Donald C. Burke)                  Vice President and Treasurer
                                              (Principal Financial and                    January 10, 2003
                                              Accounting Officer)


         /s/ James H. Bodurtha
      -----------------------------
          (James H. Bodurtha)                          Director                           January 10, 2003


           /s/ Joe Grills
      -----------------------------
             (Joe Grills)                              Director                           January 10, 2003


         /s/ Herbert I. London
      -----------------------------
          (Herbert I. London)                          Director                           January 10, 2003


           /s/ Andre F. Perold
      -----------------------------
            (Andre F. Perold)                          Director                           January 10, 2003


        /s/ Roberta Cooper Ramo
      -----------------------------
         (Roberta Cooper Ramo)                         Director                           January 10, 2003


       /s/ Robert S. Salomon, Jr.
      -----------------------------
        (Robert S. Salomon, Jr.)                       Director                           January 10, 2003


      /s/ Stephen B. Swensrud
      -----------------------------
         (Stephen B. Swensrud)                         Director                           January 10, 2003


                                   SIGNATURES

Fund Asset Management Master Trust has duly caused this Registration Statement of Merrill Lynch Investment Managers Funds, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 10th day of January, 2003.

                                        FUND ASSET MANAGEMENT MASTER TRUST



                                        By:        /s/ Terry K. Glenn
                                            -----------------------------------
                                               (Terry K. Glenn, President)

Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke, and Phillip S. Gillespie, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signatures                                 Title                                  Date
              ----------                                 -----                                  ----
          /s/ Terry K. Glenn
      -----------------------------
           (Terry K. Glenn)                   President (Principal Executive             January 10, 2003
                                              Officer) and Trustee

          /s/ Donald C. Burke
      -----------------------------
           (Donald C. Burke)                  Vice President and Treasurer
                                              (Principal Financial and                   January 10, 2003
                                              Accounting Officer)

         /s/ James H. Bodurtha
      -----------------------------
          (James H. Bodurtha)                          Trustee                           January 10, 2003

           /s/ Joe Grills
      -----------------------------
             (Joe Grills)                              Trustee                           January 10, 2003

         /s/ Herbert I. London
      -----------------------------
          (Herbert I. London)                          Trustee                           January 10, 2003

           /s/ Andre F. Perold
      -----------------------------
            (Andre F. Perold)                          Trustee                           January 10, 2003

        /s/ Roberta Cooper Ramo
      -----------------------------
         (Roberta Cooper Ramo)                         Trustee                           January 10, 2003

       /s/ Robert S. Salomon, Jr.
      -----------------------------
        (Robert S. Salomon, Jr.)                       Trustee                           January 10, 2003

       /s/ Stephen B. Swensrud
      -----------------------------
         (Stephen B. Swensrud)                         Trustee                           January 10, 2003

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

11       --       Opinion of Sidley Austin Brown & Wood LLP, special counsel for ML Low Duration Fund.

14(a)    --       Consent of Ernst & Young LLP, independent auditors for ML Low
                  Duration Fund.

  (b)    --       Consent of Ernst & Young LLP, independent auditors for
                  Mercury Low Duration Fund.

17(a)    --       Prospectus, dated October 25, 2002, as supplemented, and
                  Statement of Additional Information dated, October 25, 2002, as supplemented, of ML Low Duration Fund.

  (b)    --       Prospectus, dated October 25, 2002, and Statement of
                  Additional Information dated October 25, 2002, of Mercury Low
                  Duration Fund.

  (c)    --       Annual Report to Stockholders of ML Low Duration Fund for the
                  fiscal year ended June 30, 2002.

  (d)    --       Annual Report to Shareholders of Mercury Low Duration Fund for
                  the fiscal year ended June 30, 2002.

  (e)    --       Form of proxy card.